The Prudential Series Fund
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-8065
Telephone (888) 778-2888

August 24, 2009

Dear Contract Owner:

As a contract owner who beneficially owns shares of the SP PIMCO High Yield Portfolio (the "PIMCO Portfolio") of The Prudential Series Fund (the "Fund"), you are cordially invited to the Special Meeting of Shareholders of the PIMCO Portfolio (the "Meeting") to be held at the offices of the Fund, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-8065, on October 29, 2009, at 10:00 a.m. Eastern time.

The Meeting is very important to the future of the PIMCO Portfolio. At the Meeting, the shareholders of the PIMCO Portfolio will be asked to approve or disapprove, as more fully described in the enclosed Prospectus/Proxy Statement, a Plan of Reorganization (the "Plan") whereby the assets of the PIMCO Portfolio would be acquired by the High Yield Bond Portfolio of the Fund (the "High Yield Portfolio") and the liabilities of the PIMCO Portfolio would be assumed by the High Yield Portfolio in exchange for the High Yield Portfolio's issuance of shares of beneficial interest in the High Yield Portfolio to the PIMCO Portfolio and its shareholders (the "Reorganization"). If the proposal is approved and the Reorganization is completed, the shares of the High Yield Portfolio that you beneficially own immediately after completion of the Reorganization will be equal to the value to your investment in the PIMCO Portfolio immediately prior to the Reorganization. You will no longer beneficially own shares of the PIMCO Portfolio after the Reorganization, and the PIMCO Portfolio will no longer exist.

Combining the PIMCO Portfolio with the High Yield Portfolio will allow the PIMCO Portfolio's shareholders to enjoy a lower contractual investment management fee rate, a larger asset base over which certain expenses may be spread, and exposure to a broader portfolio of assets. In addition, based on certain pro forma expense calculations, current PIMCO Portfolio shareholders are expected to benefit from a reduced total operating expense ratio as shareholders of the High Yield Portfolio after completion of the Reorganization. Because of the federal tax-deferred treatment applicable to the relevant variable annuity contracts and variable life insurance policies, the Reorganization is not expected to result in taxable gain or loss for U.S. federal income tax purposes for contract owners that beneficially own shares of the PIMCO Portfolio immediately prior to the Reorganization. The Trustees of the Fund unanimously recommend that you consider and approve the Reorganization.

Your vote is important no matter how large or small your investment. We urge you to read the attached Prospectus/Proxy Statement thoroughly and to indicate your voting instructions on each enclosed voting instruction card, date and sign it, and return it promptly in the envelope provided. Alternatively, you may vote by telephone by calling toll-free 1-888-221-0697 and following the instructions. Your voting instructions must be received by the Fund prior to October 29, 2009. The shares that you beneficially own will be voted in accordance with the most current instructions received by the Fund prior to the Meeting. All shares of the PIMCO Portfolio, including PIMCO Portfolio shares owned by a participating insurance company in its general account or otherwise, for which instructions are not received from contract owners will be voted by the participating insurance companies in the same proportion as the votes actually cast by contract owners on the issues presented. By voting now, you can help avoid additional costs that would be incurred with follow-up letters and calls.

Any questions or concerns you may have regarding the Meeting or the voting instruction card(s) should be directed to your financial representative.

Sincerely,

Stephen Pelletier
President
The Prudential Series Fund

SP PIMCO HIGH YIELD PORTFOLIO,
A SERIES OF THE PRUDENTIAL SERIES FUND

Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102-8065

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON OCTOBER 29, 2009

To the Shareholders of the SP PIMCO High Yield Portfolio, a series of The Prudential Series Fund:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the "Meeting") of the SP PIMCO High Yield Portfolio (the "PIMCO Portfolio"), a series of The Prudential Series Fund (the "Fund"), will be held at the offices of the Fund, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-8065, on October 29, 2009, at 10:00 a.m. Eastern time:

The purposes of the Meeting are as follows:

I. To approve a Plan of Reorganization (the "Plan") of the Fund, on behalf of the PIMCO Portfolio and the High Yield Bond Portfolio (the "High Yield Portfolio"). As described in more detail below, the Plan provides for the transfer of all of the PIMCO Portfolio's assets to the High Yield Portfolio in exchange for the High Yield Portfolio's assumption of all of the PIMCO Portfolio's liabilities and the High Yield Portfolio's issuance to the PIMCO Portfolio of shares of beneficial interest in the High Yield Portfolio (the "High Yield Portfolio Shares"). The High Yield Portfolio Shares received by the PIMCO Portfolio will have an aggregate net asset value that is equal to the aggregate net asset value of PIMCO Portfolio shares that are outstanding immediately prior to such reorganization transaction. The Plan also provides for the distribution by the PIMCO Portfolio, on a pro rata basis, of such High Yield Portfolio Shares to its shareholders in complete liquidation of the PIMCO Portfolio. A vote in favor of the Plan by the shareholders of the PIMCO Portfolio will constitute a vote in favor of the liquidation of the PIMCO Portfolio and the termination of the PIMCO Portfolio as a separate series of the Fund.

II. To transact such other business as may properly come before the Meeting or any adjournment thereof.

A copy of the Plan is attached as Exhibit A to the Prospectus/Proxy Statement.

The acquisition of the assets of the PIMCO Portfolio by the High Yield Portfolio, the assumption of the liabilities of the PIMCO Portfolio by the High Yield Portfolio, and the issuance of the High Yield Portfolio Shares to the PIMCO Portfolio and its shareholders are collectively referred to herein as the "Reorganization". If the shareholders of the PIMCO Portfolio approve the Plan and the Reorganization is consummated, they will become shareholders of the High Yield Portfolio.

The matters referred to above are discussed in detail in the Prospectus/Proxy Statement attached to this Notice. The Board of Trustees of the Fund (the "Board") has fixed the close of business on July 17, 2009, as the record date for determining shareholders entitled to notice of, and to vote at, the Meeting and any adjournment thereof, and only holders of record of shares of the PIMCO Portfolio at the close of business on that date are entitled to notice of, and to vote at, the Meeting and any adjournment thereof. Each share of the PIMCO Portfolio is entitled to one vote on the proposal.

You are cordially invited to attend the Meeting. If you do not expect to attend the Meeting, you are requested to complete, date, and sign the enclosed voting instruction card and return the card promptly in the envelope provided for that purpose. Alternatively, you may vote by telephone as described in the Prospectus/Proxy Statement. The enclosed voting instruction card is being solicited on behalf of the Board.

YOUR VOTE IS IMPORTANT, NO MATTER HOW LARGE OR SMALL YOUR INVESTMENT MAY BE. IN ORDER TO AVOID THE UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED VOTING INSTRUCTION CARD, DATE AND SIGN IT, AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED. ALTERNATIVELY, YOU MAY VOTE BY TELEPHONE BY CALLING 1-888-221-0697 AND FOLLOWING THE INSTRUCTIONS. YOU MAY REVOKE YOUR VOTING INSTRUCTIONS AT ANY TIME PRIOR TO THE MEETING. THEREFORE, BY APPEARING AT THE MEETING, AND REQUESTING REVOCATION PRIOR TO THE VOTING, YOU MAY REVOKE THE VOTING INSTRUCTION CARD AND YOU CAN THEN VOTE IN PERSON.

By order of the Board of Trustees of The Prudential Series Fund

Deborah A. Docs
Secretary
The Prudential Series Fund

August 24, 2009

PROSPECTUS
for
HIGH YIELD BOND PORTFOLIO,
A SERIES OF THE PRUDENTIAL SERIES FUND

and

PROXY STATEMENT
for
SP PIMCO HIGH YIELD PORTFOLIO,
A SERIES OF THE PRUDENTIAL SERIES FUND

Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102-4077
(888)778-2888

Dated August 24, 2009

Reorganization of the SP PIMCO High Yield Portfolio
into the High Yield Bond Portfolio

This Prospectus/Proxy Statement is furnished in connection with the Special Meeting of Shareholders (the "Meeting") of the SP PIMCO High Yield Portfolio (the "PIMCO Portfolio"), a series of The Prudential Series Fund (the "Fund"). At the Meeting, you will be asked to consider and approve a Plan of Reorganization (the "Plan") that provides for the reorganization of the PIMCO Portfolio into the High Yield Bond Portfolio of the Fund (the "High Yield Portfolio" and together with PIMCO Portfolio, the "Portfolios") as described in further detail below.

The Plan provides for the transfer of all of the PIMCO Portfolio's assets to the High Yield Portfolio in exchange for the High Yield Portfolio's assumption of all of the PIMCO Portfolio's liabilities and the High Yield Portfolio's issuance to the PIMCO Portfolio of shares of beneficial interest in the High Yield Portfolio (the "High Yield Portfolio Shares"). The High Yield Portfolio Shares received by the PIMCO Portfolio will have an aggregate net asset value that is equal to the aggregate net asset value of PIMCO Portfolio shares that are outstanding immediately prior to such reorganization transaction. The Plan also provides for the distribution by the PIMCO Portfolio, on a pro rata basis, of such High Yield Portfolio Shares to its shareholders in complete liquidation of the PIMCO Portfolio. A vote in favor of the Plan by the shareholders of the PIMCO Portfolio will constitute a vote in favor of the liquidation of the PIMCO Portfolio and the termination of the PIMCO Portfolio as a separate series of the Fund. The acquisition of the assets of the PIMCO Portfolio by the High Yield Portfolio, the assumption of the liabilities of the PIMCO Portfolio by the High Yield Portfolio, and the issuance of the High Yield Portfolio Shares to the PIMCO Portfolio and its shareholders are collectively referred to herein as the "Reorganization". The portfolio resulting from the Reorganization is sometimes referred to herein as the "Combined Fund" or "Pro Forma High Yield Portfolio Surviving."

If the shareholders of the PIMCO Portfolio approve the Plan and the Reorganization is consummated, they will become shareholders of the High Yield Portfolio.

The PIMCO Portfolio serves as an underlying mutual fund for certain variable annuity contracts and certain variable life insurance policies (collectively, the "Contracts") issued by certain life insurance and annuity companies (collectively, the "Participating Insurance Companies"). Each Participating Insurance Company holds assets invested in these Contracts in various separate accounts, each of which is divided into sub-accounts investing exclusively in a mutual fund or in a portfolio of a mutual fund. Therefore, Contract owners who have allocated their account values to applicable sub-accounts are indirectly invested in the PIMCO Portfolio through the Contracts and should consider themselves shareholders of the PIMCO Portfolio for purposes of this Prospectus/Proxy Statement. Each Participating Insurance Company is required to offer Contract owners the opportunity to instruct it, as owner of record of shares held in the PIMCO Portfolio by its separate or general accounts, how it should vote on the Plan at the Meeting and at any adjournment thereof.

The Board of Trustees of the Fund (the "Board") is soliciting these voting instructions on behalf of the PIMCO Portfolio. This Prospectus/Proxy Statement will first be sent to contract owners on or about

September 4, 2009. The Meeting will be held at the offices of the Fund, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-8065, on October 29, 2009, at 10:00 a.m. Eastern time.

This Prospectus/Proxy Statement gives the information about the Reorganization and the issuance of the High Yield Portfolio Shares that you should know before investing or voting on the Plan. You should read it carefully and retain it for future reference. A copy of this Prospectus/Proxy Statement is available at the Fund's website at http://preview.prudential.com/view/page/public/12669. Additional information about the PIMCO Portfolio and the High Yield Portfolio has been filed with the Securities and Exchange Commission (the "SEC") and can be found in the Prospectus of the Fund relating to the High Yield Portfolio, dated May 1, 2009 (the "High Yield Prospectus"), which is incorporated herein by reference and is included, with and considered to be a part of, this Prospectus/Proxy Statement.

You may request a free copy of the Statement of Additional Information, dated August 24, 2009, relating to this Prospectus/Proxy Statement (the "SAI"), or other documents relating to the Fund without charge by calling 1-888-778-2888 or by writing to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-8065. The SAI is incorporated herein by reference. The SEC maintains a website (www.sec.gov) that contains the SAI and other material incorporated by reference and considered part of this Prospectus/Proxy Statement, together with other information regarding the Fund.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation or any other U.S. government agency. Mutual fund shares involve investment risks, including the possible loss of principal.

PROSPECTUS/PROXY STATEMENT
TABLE OF CONTENTS

1	SUMMARY OF THE PROPOSAL

3	INVESTMENT OBJECTIVES, STRATEGIES, FEES, AND PERFORMANCE OF THE PORTFOLIOS

18	MANAGEMENT OF THE PORTFOLIOS

20	INFORMATION ABOUT THE REORGANIZATION

23	VOTING INFORMATION

24	ADDITIONAL INFORMATION ABOUT THE FUND AND THE PORTFOLIOS

25	SHARES OUTSTANDING

25	PRINCIPAL HOLDERS OF SHARES

26	FINANCIAL HIGHLIGHTS

i

SUMMARY OF THE PROPOSAL

This section is only a summary of certain information contained in this Prospectus/Proxy Statement. You should read the more complete information in the rest of this Prospectus/Proxy Statement, including the Plan (Exhibit A) and the High Yield Prospectus (Exhibit B) that accompany this Prospectus/Proxy Statement.

You are being asked to consider and approve the Plan with respect to the PIMCO Portfolio because you are a beneficial shareholder of that Portfolio. Shareholder approval of the Plan and consummation of the Reorganization will have the effect of reorganizing the PIMCO Portfolio into the High Yield Portfolio, resulting in a single mutual fund.

The investment objectives of the PIMCO Portfolio and the High Yield Portfolio are substantially similar. The investment objective of the PIMCO Portfolio is to seek maximum total return, consistent with preservation of capital and prudent investment management. The investment objective of the High Yield Portfolio is to provide high total return. Each Portfolio will invest, under normal circumstances, at least 80% of the value of its investable assets (net assets plus any borrowings made for investment purposes) in high-yield/high-risk debt investments. These instruments are also known as "junk bonds" and have speculative characteristics and are riskier than high-grade investments.

Because the Portfolios are high-yield debt funds, the primary risk of each is that the value of the debt securities they hold will decline. Debt securities can decline for various reasons, including reasons related to the particular issuer, the industry of which it is part, interest rates, prevailing economic or financial conditions, or the securities markets generally. In particular, each Portfolio is subject to credit risk and interest rate risk. Credit risk is the risk that an issuer of securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is less able to make required principal and interest payments. This is broadly gauged by the credit ratings of the securities in which each Portfolio invests. However, ratings are only the opinions of the agencies issuing them and are not absolute guarantees as to quality. The lower the rating of a debt security held by a Portfolio, the greater the degree of credit risk that is perceived to exist by the rating agency with respect to that security. Non-investment grade debt—also known as "high-yield bonds" or "junk bonds"—have a higher risk of default and tend to be less liquid than higher-rated securities. Increasing the amount of Portfolio assets allocated to lower-rated securities generally will increase the credit risk to which a Portfolio is subject. Interest rate risk is the risk that the rates of interest income generated by the fixed-income investments of a Portfolio may decline due to a decrease in market interest rates and that the market prices of the fixed-income investments of a Portfolio may decline due to an increase in market interest rates. Generally, the longer the maturity of a fixed-income security, the greater is the negative effect on its value when rates increase. The Portfolios also may use derivative instruments, such as options, futures, swaps and credit-linked securities, for risk management purposes or as part of their investment strategies. Risks of derivatives include counterparty risk, leverage risk and liquidity risk. In addition, the Portfolios may invest in foreign securities. Investments in foreign securities generally involve more risk than investments in U.S. issuers, including currency risk, foreign market risk, liquidity risk and political risk.

As further explained below under the caption "Management of the Portfolios", Prudential Investments LLC ("PI" or the "Investment Manager") serves as investment manager for the Portfolios under a manager-of-managers structure pursuant to which it supervises the applicable subadviser. The subadviser for each Portfolio handles the day-to-day investment management of the Portfolio. Pacific Investment Management Company LLC ("PIMCO") serves as the sole subadviser to the PIMCO Portfolio. Prudential Investment Management, Inc. ("PIM"), an affiliate of PI, serves as the sole subadviser to the High Yield Portfolio. It is expected that PIM will serve as the sole subadviser to the High Yield Portfolio after completion of the Reorganization.

Shareholders of the PIMCO Portfolio will have their shares exchanged for shares of the High Yield Portfolio of equal dollar value based upon the value of the shares at the time the PIMCO Portfolio's net assets are transferred to the High Yield Portfolio and the PIMCO Portfolio's assets are assumed by the High Yield Portfolio. After the transfer of net assets, assumption of liabilities, and exchange of shares have been completed, the PIMCO Portfolio will be liquidated and dissolved. As a result of the Reorganization, you will cease to be a shareholder of the PIMCO Portfolio and will become a shareholder of High Yield Portfolio.

For the reasons set forth in the "Information about the Reorganization—Reasons for the Reorganization" section, below, the Board has determined that (i) the Reorganization is in the best interests of the shareholders of each Portfolio, and (ii) the interests of each Portfolio's existing shareholders will not be diluted as a result of the Reorganization.

The Board, on behalf of the Portfolios, has approved the Plan and unanimously recommends that you vote to approve the Plan.

In considering whether to vote to approve the Plan, you should note:

•  The PIMCO Portfolio and the High Yield Portfolio have substantially similar investment objectives, policies and restrictions;

•  The PIMCO Portfolio and the High Yield Portfolio have the same Investment Manager but different subadvisers;

•  The High Yield Portfolio was substantially larger than the PIMCO Portfolio as of December 31, 2008;

•  The High Yield Portfolio's contractual investment management fee rate is 0.05% lower than that of the PIMCO Portfolio;

•  For the twelve-month period ended December 31, 2008, the annualized operating expense ratio for the High Yield Portfolio was 0.16% lower than that of the PIMCO Portfolio;

•  The pro forma annualized operating expense ratio for the High Yield Portfolio assuming completion of the Reorganization on December 31, 2008 was 0.16% lower than the annualized operating expense ratio for the PIMCO Portfolio for the twelve month period ended December 31, 2008;

•  The historical investment performance of the High Yield Portfolio was stronger than that of the PIMCO Portfolio for the one-year, three-year, and five-year periods ended December 31, 2008; and

•  Because of the federal tax-deferred treatment applicable to the Contracts, the Reorganization is not expected to result in taxable gain or loss for U.S. federal income tax purposes for Contract owners that beneficially own shares of the PIMCO Portfolio immediately prior to the Reorganization.

Voting

Each Contract owner invested in the PIMCO Portfolio at the close of business on July 17, 2009 (the "Record Date") will be entitled to instruct the relevant Participating Insurance Company how to vote at the Meeting and any adjournment thereof, and will be entitled to give voting instructions equivalent to one vote for each full share and a fractional vote for each fractional share of the PIMCO Portfolio that he or she beneficially owns. In addition, the relevant Participating Insurance Company will vote all shares of the PIMCO Portfolio, including PIMCO Portfolio shares owned by such Participating Insurance Company in its general account or otherwise, for which it does not receive voting instructions from Contract owners in the same proportion as the votes actually cast by Contract owners (referred to herein as "Shadow Voting"). The presence at the Meeting of less than all of the Participating Insurance Company may be sufficient to constitute a quorum. Therefore, this proportional voting procedure may result in a relatively small number of Contract owners determining the outcome of the vote.

Approval of the Reorganization requires approval by a majority of the outstanding voting securities of the PIMCO Portfolio, as defined by the Investment Company Act of 1940, as amended (the "1940 Act"). For purposes of the 1940 Act, a majority of the PIMCO Portfolio's outstanding voting securities is the lesser of (i) 67% of the PIMCO Portfolio's outstanding voting securities represented at a meeting at which more than 50% of the PIMCO Portfolio's outstanding voting securities are present in person or represented by proxy, or (ii) more than 50% of the PIMCO Portfolio's outstanding voting securities. Each Contract owner will be entitled to give voting instructions equivalent to one vote for each full share, and a fractional vote for each fractional share, of the PIMCO Portfolio beneficially owned at the close of business on the record date. If sufficient votes to approve the Reorganization are not received by the date of the Meeting, the Meeting may be adjourned to permit further solicitations of voting instructions. Please provide voting instructions as soon as you receive this Prospectus/Proxy Statement. You may provide your voting instructions to the relevant Participating Insurance Company by completing and signing the enclosed voting instruction card or by phone. If you vote by either of these methods, your votes will be officially cast at the Meeting by the relevant Participating Insurance Company acting through the persons appointed as proxies.

You can revoke or change your voting instructions at any time until the vote is taken at the Meeting. For more details about shareholder voting, see the "Voting Information" section of this Prospectus/Proxy Statement.

INVESTMENT OBJECTIVES, STRATEGIES, FEES, AND PERFORMANCE OF THE PORTFOLIOS

This section summarizes the investment objectives, strategies, fees, and historical investment performance of the Portfolios. For a more detailed description of the investment objectives, strategies, fees, and historical investment performance of the High Yield Portfolio, you should read the High Yield Prospectus that is included as Exhibit B to this Prospectus/Proxy Statement and is incorporated herein by reference. For additional information about both Portfolios, please refer to the documents described in the section entitled "Additional Information About the Fund and the Portfolios".

Investment Objectives and Principal Investment Strategies of the Portfolios

The investment objectives of the PIMCO Portfolio and the High Yield Portfolio are substantially similar. The investment objective of the PIMCO Portfolio is to seek maximum total return, consistent with preservation of capital and prudent investment management. The investment objective of the High Yield Portfolio is to provide high total return. Each Portfolio will invest, under normal circumstances, at least 80% of the value of its investable assets (net assets plus any borrowings made for investment purposes) in high-yield/high-risk debt investments. These instruments are also known as "junk bonds" and have speculative characteristics and are riskier than high-grade investments. After the Reorganization is completed, it is expected that the Combined Fund will be managed according to the investment objective and policies of the High Yield Portfolio.

High Yield Bond Portfolio of The Prudential Series Fund:

Investment Objective:  to provide high total return. While the High Yield Portfolio makes every effort to achieve its investment objective, success cannot be guaranteed and, it is possible that you could lose money.

"Junk Bond" Investments.  The High Yield Portfolio invests primarily in high-yield/high risk debt investments, which are often referred to as high-yield bonds or "junk bonds." High yield bonds and junk bonds are riskier than higher rated bonds. Normally, the High Yield Portfolio will invest at least 80% of the Portfolio's investable assets in medium to lower rated debt investments. The High Yield Portfolio will not change this non-fundamental investment policy unless it provides 60 days prior written notice to contract owners. Lower rated and comparable unrated investments tend to offer better yields than higher rated investments with the same maturities because the issuer's financial condition may not have been as strong as that of higher rated issuers. Changes in the perception of the creditworthiness of the issuers of lower rated investments tend to occur more frequently and in a more pronounced manner than for issuers of higher rated investments. The High Yield Portfolio may not invest in any non-fixed income equity securities, including warrants, except when attached to or included in a unit with fixed income securities, but not including preferred stock.

Foreign Securities.  The High Yield Portfolio may invest up to 20% of its total assets in U.S. dollar denominated debt securities issued outside the U.S. by foreign and U.S. issuers. In addition, the High Yield Portfolio may not invest more than 10% of the market or other fair value of its total assets in securities which are payable in currencies other than United States dollars. The Portfolio will not engage in investment activity in non-U.S. dollar denominated issues without first obtaining authorization to do so from the Board.

The High Yield Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

Convertible Debt and Convertible Preferred Stock—A convertible security is a security—for example, a bond or preferred stock—that may be converted into common stock, the cash value of common stock or some other security of the same or different issuer. The convertible security sets the price, quantity of shares and time period in which it may be so converted. Convertible stock is senior to a company's common stock but is usually subordinated to debt obligations of the company. Convertible securities provide a steady stream of income which is generally at a higher rate than the income on the company's common stock but lower than the rate on the company's debt obligations. At the same time, convertible securities offer—through their conversion mechanism—the chance to participate in the capital appreciation of the underlying common stock. The price of a convertible security tends to increase and decrease with the market value of the underlying common stock.

Loans and Assignments—Loans are privately negotiated between a corporate borrower and one or more financial institutions. The High Yield Portfolio acquires interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution. Purchasers of loans depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Interests in loans are also subject to additional liquidity risks. Loans are not generally traded in organized exchange markets but are traded by banks and other institutional investors engaged in loan syndications. Consequently, the liquidity of a loan will depend on the liquidity of these trading markets at the time that the High Yield Portfolio sells the loan. In assignments, the High Yield Portfolio will have no recourse against the selling institution, and the selling institution generally makes no representations about the underlying loan, the borrowers, the documentation or the collateral. In addition, the rights against the borrower that are acquired by the Portfolio may be more limited than those held by the assigning lender.

Asset-Backed Securities—An asset-backed security is a type of pass-through instrument that pays interest based upon the cash flow of an underlying pool of assets, such as automobile loans or credit card receivables. Asset-backed securities may also be collateralized by a portfolio of corporate bonds, including junk bonds, or other securities.

Collateralized Debt Obligations (CDOs)—No more than 5% of the High Yield Portfolio's assets may be invested in CDOs. A CDO is a security backed by an underlying portfolio of debt obligations, typically including one or more of the following types of investments: high yield securities, investment grade securities, bank loans, futures or swaps. A CDO provides a single security that has the economic characteristics of a diversified portfolio. The cash flows generated by the collateral are used to pay interest and principal to investors.

Derivatives—The High Yield Portfolio may use derivatives to try to improve the High Yield Portfolio's returns, to protect its assets or for short-term cash management. A derivative is an instrument that derives its price, performance, value, or cash flow from one or more underlying securities or other interests. Derivatives involve costs and can be volatile. With derivatives, PIM tries to predict whether the underlying interest—a security, market index, currency, interest rate or some other benchmark—will go up or down at some future date. PIM will consider other factors (such as cost) in deciding whether to employ any particular strategy, or use any particular instrument. Any derivatives we use may not fully offset the High Yield Portfolio's underlying positions and this could result in losses to the Portfolio that would not otherwise have occurred.

Options—The High Yield Portfolio may purchase and sell options on debt securities. A call option on security is a short-term contract that gives the option purchaser or "holder" the right to acquire a particular security for a specified price at any time during a specified period. For this right, the option purchaser pays the option seller a certain amount of money or "premium" which is set before the option contract is entered into. The seller or "writer" of the option is obligated to deliver the particular security if the option purchaser exercises the option. A put option on a security is a similar contract. In a put option, the option purchaser has the right to sell a particular security to the option seller for a specified price at any time during a specified period. In exchange for this right, the option purchaser pays the option seller a premium. Options on debt securities are similar to stock options except that the option holder has the right to acquire or sell a debt security rather than an equity security. Options on securities indexes are similar to options on individual securities, except that instead of giving the option holder the right to receive or sell a specific security, it gives the holder the right to receive an amount of cash if the closing level of the relevant index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash the holder will receive is determined by multiplying the difference between the index's closing price and the option's exercise price, expressed in dollars, by a specified "multiplier." Unlike individual security options, index options are always settled in cash, and gain or loss depends on price movements in the relevant market generally (or a particular market segment, depending on the index) rather than the price movement of an individual security.

Futures Contracts—A futures contract is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. When a futures contract is entered into, each party deposits with a futures commission merchant (or in a segregated account) approximately 5% of the contract amount. This is known as the "initial margin." Every day during the futures contract, either the buyer or the futures commission merchant will make payments of "variation margin." In other words, if the value of the underlying security, index or interest rate increases, then the buyer will have to add to the margin account so that the account balance equals approximately 5% of the value of the contract on that day. The next day, the value of the underlying security, index or interest rate may decrease, in which case the borrower would receive money from the account equal to the amount by which the account balance exceeds 5% of the value of the contract on that day. A stock index futures contract is an agreement between the buyer and the seller of the contract to transfer an amount of cash equal to the daily variation margin of the contract. No physical delivery of the underlying securities in the index is made.

Swaps—Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. Interest Rate Swaps, Credit Default Swaps, Total Return Swaps, and Equity Swaps are four types of swap agreements.

Interest Rate Swaps—In an interest rate swap, the High Yield Portfolio and another party agree to exchange interest payments. For example, the High Yield Portfolio may wish to exchange a floating rate of interest for a fixed rate.

Credit Default Swaps—In a credit default swap, the High Yield Portfolio and another party agree to exchange payment of the par (or other agreed-upon) value of a referenced debt obligation in the event of a default on that debt obligation in return for a periodic stream of payments over the term of the contract provided no event of default has occurred.

Total Return Swaps—In a total return swap, payment (or receipt) of an index's total return is exchanged for the receipt (or payment) of a floating interest rate.

Equity Swaps—In an equity swap, the High Yield Portfolio and another party agree to exchange cash flow payments that are based on the performance of equities or an equity index.

Swap Options—A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a swap agreement or to shorten, extend cancel or otherwise modify an existing swap agreement at some designated future time on specified terms. See also "Options" defined above.

When-Issued and Delayed Delivery Securities—The High Yield Portfolio may purchase securities on a when-issued or delayed delivery basis. With when-issued or delayed delivery securities, the delivery and payment can take place a month or more after the date of the transaction. The High Yield Portfolio will make commitments for when-issued transactions only with the intention of actually acquiring the securities. The High Yield Portfolio's custodian will maintain in a segregated account, liquid assets having a value equal to or greater than such commitments. If the High Yield Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other security, incur a gain or loss. The High Yield Portfolio will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument.

Payment in Kind ("PIK") Bonds.  The High Yield Portfolio may invest in PIK securities. PIK securities pay interest in the form of additional securities.

Short Sales—In a short sale, the High Yield Portfolio sells a security we do not own to take advantage of an anticipated decline in the stock's price. The High Yield Portfolio borrows the stock for delivery and if it can buy the stock later at a lower price, a profit results. No more than 25% of the High Yield Portfolio's net assets may be used as collateral or segregated for purposes of securing a short sale obligation.

Short Sales Against-the-Box—A short sale against the box involves selling a security that the High Yield Portfolio owns, or has the right to obtain without additional costs, for delivery at a specified date in the future. The High Yield Portfolio may make a short sale against the box to hedge against anticipated declines in the market price of a portfolio security. If the value of the security sold short increases instead, the High Yield Portfolio loses the opportunity to participate in the gain.

Credit-Linked Securities—Credit linked securities are securities that are collateralized by one or more credit default swaps on corporate credits. The High Yield Portfolio has the right to receive periodic interest payments from the issuer of the credit-linked security at an agreed-upon interest rate, and a return of principal at the maturity date. See also "Credit Default Swaps" defined above.

Repurchase Agreements—In a repurchase transaction, the High Yield Portfolio agrees to purchase certain securities and the seller agrees to repurchase the same securities at an agreed upon price on a specified date. This creates a fixed return for the High Yield Portfolio.

Joint Repurchase Account—In a joint repurchase transaction, un-invested cash balances of various portfolios of the Fund are added together and invested in one or more repurchase agreements. Each of the participating portfolios of the Fund receives a portion of the income earned in the joint account based on the percentage of its investment.

Reverse Repurchase Agreements and Dollar Rolls—The High Yield Portfolio may engage in reverse repurchase transactions and dollar rolls. In a reverse repurchase transaction, the High Yield Portfolio sells a security it owns and agrees to buy it back at a set price and date. During the period the security is held by the other party, the High Yield Portfolio may continue to receive principal and interest payments on the security. The High Yield Portfolio may not, however, enter into reverse repurchase agreements if, as a result, the High Yield Portfolio's obligations with respect to reverse repurchase agreements would exceed 30% of its net assets (defined to mean total assets at market value less liabilities other than reverse repurchase agreements). Dollar rolls involve the sale by the High Yield Portfolio of a security for delivery in the current month with a promise to repurchase from the buyer a substantially similar—but not necessarily the same—security at a set price and date in the future. During the "roll period," the High Yield Portfolio does not receive any principal or interest on the security. Instead, it is compensated by the difference between the current sales price and the price of the future purchase, as well as any interest earned on the cash proceeds from the original sale.

Illiquid Securities—An illiquid security is one that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine the High Yield Portfolio's net asset value. The High Yield Portfolio generally may invest up to 15% of its net assets in illiquid securities. The High Yield Portfolio may purchase certain restricted securities that can be resold to institutional investors and which may be determined to be liquid pursuant to the procedures of the High Yield Portfolio. Those securities are not subject to the 15% limit. The 15% limit is applied as of the date the High Yield Portfolio purchases an illiquid security. It is possible that the High Yield Portfolio's holding of illiquid securities could exceed the 15% limit, for example as a result of market developments or redemptions.

Money Market Instruments and Temporary Investments—Under normal circumstances, the High Yield Portfolio may invest in money market instruments. In response to adverse market conditions or when undergoing restructuring, the High Yield Portfolio may temporarily invest up to 100% of its assets in money market instruments. Investing heavily in money market securities limits the High Yield Portfolio's ability to achieve our investment objective, but can help to preserve its assets when the markets are unstable.

SP PIMCO High Yield Portfolio of The Prudential Series Fund:

Investment Objective:  to seek maximum total return, consistent with preservation of capital and prudent investment management provide high total return. While the PIMCO Portfolio makes every effort to achieve its investment objective, success cannot be guaranteed and, it is possible that you could lose money.

Security Selection.  In selecting securities for the PIMCO Portfolio, PIMCO develops an outlook for interest rates, currency exchange rates and the economy; analyzes credit and call risks, and uses other security selection techniques. The proportion of the PIMCO Portfolio's assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on the subadviser's outlook for the U.S. economy and the economies of other countries in the world, the financial markets and other factors.

PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping bonds into the following sectors: money markets, governments, corporates, mortgages, asset-backed and international. Sophisticated proprietary software then assists in evaluating sectors and pricing specific securities. Once investment opportunities are identified, the subadviser will shift assets among sectors depending upon changes in relative valuations and credit spreads.

There is no guarantee that PIMCO's security selection techniques will produce the desired results.

"Junk Bond" Investments.  Under normal circumstances, the PIMCO Portfolio invests at least 80% of its net assets in high-yield/high-risk bonds, which are often referred to as "junk bonds." The PIMCO Portfolio will not change this non-fundamental investment policy unless it provides 60 days prior written notice to contract owners.

Securities rated lower than Baa by Moody's Investors Service, Inc. ("Moody's") or equivalently rated by Fitch Ratings ("Fitch") or Standard & Poor's Ratings Services ("S&P") are sometimes referred to as "high-yield" or "junk" bonds. Investing in high-yield debt securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, high-yield debt securities typically entail greater potential price volatility and may be less liquid than higher-rated securities. High-yield debt securities may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities.

Foreign Securities.  The PIMCO Portfolio may invest up to 15% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The PIMCO Portfolio may invest in Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with a debt restructuring. Investments in Brady Bonds may be viewed as speculative. Brady Bonds acquired by the PIMCO Portfolio may be subject to restructuring arrangements or to requests for new credit, which may cause the Portfolio to suffer a loss of interest or principal on any of its holdings. The PIMCO Portfolio may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging countries. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the PIMCO Portfolio's total assets.

Other Investments.  The PIMCO Portfolio may invest in the following types of debt obligations: commercial paper, securities issued or guaranteed by the U.S. government, its agencies or government sponsored enterprises, corporate debt securities of U.S. and non-U.S. issuers including convertible securities and corporate commercial paper, repurchase agreements, reverse repurchase agreements, inflation-indexed bonds issued by both government and corporate entities, bank certificates of deposit, fixed time deposits and bankers' acceptances, obligations of non-U.S. governments or their sub-divisions, agencies and government-sponsored enterprises, international agencies or supranational entities, debt securities issued by states or local governments and their agencies, authorities and other government sponsored enterprises, mortgage-backed and other asset-backed securities, structured notes, including hybrid or "indexed" securities and event-linked bonds, loan participations and assignments, delayed funding loans and revolving credit facilities. The PIMCO Portfolio may also invest up to 10% of its total assets in preferred stocks. The PIMCO Portfolio may not, however, enter into reverse repurchase agreements if, as a result, the PIMCO Portfolio's obligations with respect to reverse repurchase agreements would exceed 10% of its net assets (defined to mean total assets at market value less liabilities other than reverse repurchase agreements).

The PIMCO Portfolio may invest up to 15% of its total assets in derivative instruments, such as options, futures contracts or swaps (including interest rate, index, spreadlocks, currency exchange, total return, and long or short credit default swaps). The PIMCO Portfolio may also invest in swap options. The PIMCO Portfolio may also invest in securities issued on a when-issued or delayed delivery basis (the Portfolio may make contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitment) and short sales. The PIMCO Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls ). The PIMCO Portfolio may invest in illiquid securities (up to 15% of the PIMCO Portfolio's net assets may be invested in these instruments) and securities issued by other investment companies (up to 10% of the PIMCO Portfolio's assets may be invested in such securities). As a shareholder of an investment company, the PIMCO Portfolio may indirectly bear service and other fees which are in addition to the fees the Portfolio pays its service providers. The "total return" sought by the PIMCO Portfolio consists of income earned on its investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

The PIMCO Portfolio may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities, in which a lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring the PIMCO Portfolio to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such investments will be repaid). To the extent that the PIMCO Portfolio is committed to advance additional investments, it will segregate assets determined to be liquid by the subadviser in accordance with procedures established by the Board in an amount sufficient to meet such commitments. Delayed loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender. For the purpose of achieving income, the PIMCO Portfolio may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized.

Temporary Investments—For temporary or defensive purposes, the PIMCO Portfolio may invest without limit in U.S. debt securities, including taxable securities and short-term money market securities, when PIMCO deems it appropriate to do so. When the PIMCO Portfolio engages in such strategies, it may not achieve its investment objective.

FEES AND EXPENSES

The following table describes the fees and expenses that Contract owners may pay if they invest in the PIMCO Portfolio and the High Yield Portfolio, as well as the projected fees and expenses of the High Yield Portfolio after the Reorganization. The following table does not reflect any Contract charges.

Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth below. The Contract charges will not change as a result of the Reorganization. See your Contract prospectus for more information about Contract charges.

Shareholder Fees (fees paid directly from your investment)

	PIMCO Portfolio	High Yield Portfolio	Pro Forma High Yield Portfolio Surviving
Maximum sales charge (load) imposed on purchases	NA*	NA*	NA*
Maximum deferred sales charge (load)	NA*	NA*	NA*
Maximum sales charge (load) imposed on reinvested dividends	NA*	NA*	NA*
Redemption Fee	NA*	NA*	NA*
Exchange Fee	NA*	NA*	NA*

*  Because shares of the Portfolios are purchased through variable insurance products, the contract prospectus of the relevant product should be carefully reviewed for information on the charges and expenses of those products. This table does not reflect any such charges; and the expenses shown would be higher if such charges were reflected.

Annual Portfolio Operating Expenses
(expenses that are deducted from Portfolio assets)

	PIMCO Portfolio(1)	High Yield Portfolio(1)	Pro Forma High Yield Portfolio Surviving(2)
Management Fees	0.60%	0.55%	0.55%
Distribution (12b-1) Fees	None	None	None
Other Expenses(3)	0.14	0.03	0.03
Total Annual Portfolio Operating Expenses	0.74%	0.58%	0.58%

(1)  The total annual portfolio operating expenses shown are based upon the fees and expenses for the Portfolio for the twelve-month period ended December 31, 2008.

(2)  The fees and expenses for the Pro Forma High Yield Portfolio Surviving represent the estimated annualized fees and expenses assuming the Reorganization had taken place on December 31, 2008. After completion of the Reorganization, the investment advisory fee paid by the Pro Forma High Yield Portfolio Surviving will be at the High Yield Portfolio's current contractual rate.

(3)  As used in connection with each Portfolio, "other expenses" includes expenses for accounting and valuation services, custodian fees, audit and legal fees, transfer agency fees, fees paid to non-interested Trustees, and certain other miscellaneous items.

Expense Examples

The examples assume that you invest $10,000, that you receive a 5% return each year, and that the Portfolios' total operating expenses remain the same as those shown above. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
PIMCO Portfolio(1)	$76	$237	$411	$918
High Yield Portfolio(1)	$59	$186	$324	$726
Pro Forma High Yield Portfolio Surviving(2)	$59	$186	$324	$726

(1)  The total annual portfolio operating expenses shown are based upon the fees and expenses for the Portfolio for the twelve-month period ended December 31, 2008.

(2)  The fees and expenses for the Pro Forma High Yield Portfolio Surviving represent the estimated annualized fees and expenses assuming the Reorganization had taken place on December 31, 2008. After completion of the Reorganization, the investment advisory fee paid by the Pro Forma High Yield Portfolio Surviving will be at the High Yield Portfolio's current contractual rate.

RISKS OF INVESTING IN THE PORTFOLIOS

Principal Risks of the High Yield Portfolio

Each Portfolio invests primarily in high-yield/high-risk debt investments; these investments have speculative characteristics and are riskier than high-grade investments. Each Portfolio also has the following principal risks:

Credit risk.  Credit risk is the risk that an issuer of securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is less able to make required principal and interest payments. This is broadly gauged by the credit ratings of the securities in which each Portfolio invests. However, ratings are only the opinions of the agencies issuing them and are not absolute guarantees as to quality. The lower the rating of a debt security held by a Portfolio, the greater the degree of credit risk that is perceived to exist by the rating agency with respect to that security. Although debt obligations rated BBB by S&P, Baa by Moody's, or BBB by Fitch, are regarded as investment-grade, such obligations have speculative characteristics and are riskier than higher-rated securities. Adverse economic developments are more likely to affect the payment of interest and principal on debt obligations rated BBB/Baa than on higher rated debt obligations. Non-investment grade debt—also known as "high-yield bonds" or "junk bonds"—have a higher risk of default and tend to be less liquid than higher-rated securities. Increasing the amount of Portfolio assets allocated lower-rated securities generally will increase the credit risk to which the Portfolio is subject. For more Information on the ratings issued to debt securities by certain rating agencies please see Appendix I to this Prospectus/Proxy Statement. Not all securities are rated. In the event that the relevant rating agencies assign different ratings to the same security, the Portfolio's subadviser will determine which rating it believes best reflects the security's quality and risk at that time.

High yield risk.  Because the Portfolios invest at least 80% of their respective investable assets in high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds"), they are subject to greater levels of interest rate, credit and liquidity risk than mutual funds that do not invest in such securities. High-yield securities are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for high-yield securities and reduce a Portfolio's ability to sell its high-yield securities (liquidity risk). In addition, the market for lower-rated bonds may be thinner and less active than the market for higher-rated bonds, and the prices of lower-rated bonds may fluctuate more than the prices of higher-rated bonds, particularly in times of market stress.

Interest rate risk.  Interest rate risk is the risk that the rates of interest income generated by the fixed-income investments of a Portfolio may decline due to a decrease in market interest rates and that the market prices of the fixed-income investments of a Portfolio may decline due to an increase in market interest rates. Generally, the longer the maturity of a fixed-income security, the greater is the negative effect on its value when rates increase. As a result, mutual funds with longer durations and longer weighted average maturities generally have more volatile share prices than funds with shorter durations and shorter weighted average maturities. The prices of debt obligations generally move in the opposite direction to that of market interest rates.

Leveraging risk.  Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment contracts. The use of derivatives may also create leveraging risks. To mitigate leveraging risk, a sub-adviser can segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. This volatility occurs because leveraging tends to exaggerate the effect of any increase or decrease in the value of a Portfolio's securities.

Liquidity risk.  Liquidity risk exists when particular investments are difficult to purchase or sell. A Portfolio's investments in illiquid securities may reduce the returns of the Portfolio, because it may be unable to sell the illiquid securities at an advantageous time or price. Portfolios with principal investment strategies that involve foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Derivatives risk.  Generally, a derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies, or currency exchange rates, and related indexes. Examples of derivatives (without limitation) include options, futures, forward agreements, swap agreements (including, but not limited to, interest rate and credit default swaps), and credit-linked securities. The Portfolios may use derivatives to earn income and enhance returns, to manage or adjust its risk profile, to replace more traditional direct investments, or to obtain exposure to certain markets.

As open-end investment companies registered with the SEC, the Portfolios are subject to the federal securities laws, including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions, with respect to certain kinds of derivatives, the Portfolios must "set aside" (referred to sometimes as "asset segregation") liquid assets, or engage in other SEC—or staff-approved measures, while the derivative contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Portfolios must cover their open positions by setting aside liquid assets equal to the contracts' full, notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Portfolios are permitted to set aside liquid assets in an amount equal to such Portfolio's daily marked-to-market (net) obligations, if any (i.e., such Portfolio's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Portfolios will have the ability to employ leverage to a greater extent than if such Portfolio were required to segregate assets equal to the full notional value of such contracts. The Fund reserves the right to modify the asset segregation policies of the Portfolios in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

Derivatives are volatile and may be subject to significant price movement. The use of derivatives involves significant risks, including:

Credit risk.  The risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio. For example, a Portfolio would be exposed to credit risk (and counterparty risk) to the extent it purchases protection against a default by a debt issuer and the swap counterparty does not maintain adequate reserves to cover such a default.

Currency risk.  The risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

Leverage risk.  The risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

Liquidity risk.  The risk that certain securities may be difficult or impossible to buy or sell at the time that the seller would like, or at the price that the seller believes the security is currently worth.

Additional risks.  Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. Derivatives require investment techniques and risk analyses different from those of other investments. If the relevant subadviser incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using derivatives, the Portfolio might have been in a better position if the Portfolio had not entered into the derivatives. While some strategies involving derivatives can protect against the risk of loss, the use of derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Portfolio investments. Derivatives also involve the risk of mispricing or improper valuation (i.e., the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index, or overall securities markets). Gains or losses involving some options, futures, and other derivatives may be substantial (for example, for some derivatives, it is possible for a Portfolio to lose more than the amount the Portfolio invested in the derivatives). Some derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes.

The Portfolios may use derivatives for hedging purposes, including anticipatory hedges. Hedging is a strategy in which such a portfolio uses a derivative to offset the risks associated with its other holdings. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Portfolio or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the relevant Portfolio, in which case any losses on the holdings being hedged may not be reduced and may be increased. No assurance can be given that any hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The relevant Portfolio is not required to use hedging and may choose not to do so. Because the Portfolios may use derivatives to seek to enhance returns, their investments will expose them to the risks outlined above to a greater extent than if they used derivatives solely for hedging purposes. The use of derivatives to seek to enhance returns may be considered speculative.

Hedging risk.  The decision as to whether and to what extent a Portfolio will engage in hedging transactions to hedge against such risks as credit risk, currency risk, counterparty risk, and interest rate risk will depend on a number of factors, including prevailing market conditions, the composition of such portfolio and the availability of suitable transactions. Accordingly, no assurance can be given that a Portfolio will engage in hedging transactions at any given time or from time to time, even under volatile market environments, or that any such strategies, if used, will be successful. Hedging transactions involve costs and may result in losses.

Foreign investment risk.  Investing in foreign securities generally involves more risk than investing in securities of U.S. issuers. Foreign investment risk includes the specific risks described below:

Currency risk.  Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio and the amount of income available for distribution. If a foreign currency grows weaker relative to the U.S. dollar, the value of securities denominated in that foreign currency generally decreases in terms of U.S. dollars. If a Portfolio does not correctly anticipate changes in exchange rates, its share price could decline as a result. In addition, certain hedging activities may cause the Portfolio to lose money and could reduce the amount of income available for distribution.

Emerging market risk.  To the extent that a Portfolio invests in emerging markets to enhance overall returns, it may face higher political, information, and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries' economies have sometimes hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt may make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

Foreign market risk.  Foreign markets, especially those in developing countries, tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. Because of differences in accounting standards and custody and settlement practices, investing in foreign securities generally involves more risk than investing in securities of U.S. issuers.

Information risk.  Financial reporting standards for companies based in foreign markets usually differ from those in the United States. Since the "numbers" themselves sometimes mean different things, the sub-advisers devote much of their research effort to understanding and assessing the impact of these differences upon a company's financial conditions and prospects.

Liquidity risk.  Stocks that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches an estimate of its value.

Political risk.  Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits.

Regulatory risk.  Some foreign governments regulate their exchanges less stringently, and the rights of shareholders may not be as firmly established.

Taxation risk.  Many foreign markets are not as open to foreign investors as U.S. markets. Each Portfolio may be required to pay special taxes on gains and distributions that are imposed on foreign investors. Payment of these foreign taxes may reduce the investment performance of a Portfolio.

Management risk.  Actively managed investment portfolios are subject to management risk. The relevant subadviser will apply investment techniques and risk analyses in making investment decisions for the Portfolios, but no guarantee can be given that these will produce the desired results.

Market risk.  Debt securities are subject to market risk stemming from factors independent of any particular security. Investment markets fluctuate. All markets go through cycles, and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. You can see market risk in action during large drops in the debt markets. If investor sentiment turns gloomy, the price of all debt securities may decline. It may not matter that a particular company has great profits. If the overall corporate bond market is dropping, the values of all corporate bonds are likely to drop. Generally, the debt prices of large companies are more stable than the debt prices of smaller companies, but this is not always the case. Smaller companies often offer a smaller range of products and services than large companies. They may also have limited financial resources and may lack management depth. As a result, debt securities issued by smaller companies may fluctuate in value more than the debt securities of larger, more established companies.

Prepayment risk.  Prepayment or call risk is the risk that issuers will prepay fixed-rate obligations held by a Portfolio when interest rates fall, forcing the Portfolio to reinvest in obligations with lower interest rates than the original obligations. Mortgage-related securities and asset-backed securities are particularly subject to prepayment risk.

An investment in the PIMCO Portfolio is also subject to the following additional principal risks.

Asset-backed securities risk.  Asset-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables. Like traditional fixed-income securities, the value of asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. Certain asset-backed securities may also be subject to the risk of prepayment. In a period of declining interest rates, borrowers may pay what they owe on the underlying assets more quickly than anticipated. Prepayment reduces the yield to maturity and the average life of the asset-backed securities. In addition, when a Portfolio reinvests the proceeds of a prepayment it may receive a lower interest rate. Asset-backed securities may also be subject to extension risk, that is, the risk that, in a period of rising interest rates, prepayments may occur at a slower rate than expected. As a result, the average duration of the PIMCO Portfolio may increase. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities.

Inflation-indexed securities risk.  Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on these bonds is fixed at issuance, and is generally lower than the interest rate on typical bonds. Over the life of the bond, however, this interest will be paid based on a principal value that has been adjusted for inflation. Repayment of the adjusted principal upon maturity may be guaranteed, but the market value of the bonds is not guaranteed, and will fluctuate. The PIMCO Portfolio may have exposure to inflation-indexed bonds that do not provide a repayment guarantee. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to losses.

Mortgage risk.  Mortgage-backed securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans and are subject to certain risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the PIMCO Portfolio that has exposure to mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the PIMCO Portfolio because such portfolio will have to reinvest that money at the lower prevailing interest rates.

Most mortgage-backed securities are issued by federal government agencies such as Ginnie Mae, or by government sponsored enterprises such as Freddie Mac or Fannie Mae. Principal and interest payments on mortgage-backed securities issued by the federal government and some Federal government agencies, such as Ginnie Mae, are guaranteed by the Federal government and backed by the full faith and credit of the United States. Mortgage-backed securities issued by other government agencies or government sponsored enterprises, such as Freddie Mac or Fannie Mae, are backed only by the credit of the government agency or enterprise and are not backed by the full faith and credit of the United States. Fannie Mae and Freddie Mac are authorized to borrow from the U.S. Treasury to meet their obligations. Although the U.S. government has provided financial support to Fannie Mae and Freddie Mac, there can be no assurance that it will support these or other government-sponsored enterprises in the future. Private mortgage-backed securities are issued by private corporations rather than government agencies and are subject to credit risk and interest rate risk. The risks associated with investments in mortgage-related securities, particularly credit risk and liquidity risk, are heightened for investments in sub-prime mortgage-related securities.

Fannie Mae and Freddie Mac hold or guarantee approximately $5 trillion worth of mortgages. The value of the companies' securities has fallen sharply in 2008 due to concerns that the firms do not have sufficient capital to offset losses resulting from the mortgage crisis. In mid-2008, the U.S. Treasury Department was authorized to increase the size of home loans in certain residential areas Fannie Mae and Freddie Mac could buy, and until 2009, to lend Fannie Mae and Freddie Mac emergency funds and to purchase the entities' stock. On September 6, 2008, at the request of the Secretary of the U.S. Treasury, the Chairman of the Board of Governors of the Federal Reserve and the Director of the FHFA, each of Freddie Mac's and Fannie Mae's boards of directors adopted resolutions consenting to putting the respective companies into conservatorship. After obtaining these consents, the Director of FHFA appointed FHFA as the conservator of each of Fannie Mae and Freddie Mac on September 6, 2008. Fannie Mae and Freddie

Mac report that as of November 7, 2008 and November 14, 2008, respectively, the conservator for each company has advised them that it has not disaffirmed or repudiated any contracts entered into by Fannie Mae or Freddie Mac prior to its appointment as conservator. The effect that this conservatorship will have on the companies' debt and equities is unclear. Each of Fannie Mae and Freddie Mac has been the subject of investigations by federal regulators over certain accounting matters. Such investigations, and any resulting restatements of financial statements, may adversely affect the guaranteeing entity and, as a result, the payment of principal or interest on these types of securities.

Portfolio turnover risk.  The PIMCO Portfolio may actively and frequently trade its portfolio securities to achieve its investment objective. This may occur due to active portfolio management by PIMCO. High portfolio turnover results in higher transaction costs (such as brokerage commissions, dealer mark-ups and other transaction-related expenses), which can adversely affect a Portfolio's performance. PIMCO generally will not consider the length of time the PIMCO Portfolio has held a particular security in making investment decisions. In fact, PIMCO may engage in active trading on behalf of the PIMCO Portfolio—that is, frequent trading of its securities—in order to take advantage of new investment opportunities or return differentials. The PIMCO Portfolio's turnover rate may be higher than that of other mutual funds due to PIMCO's investment strategies.

Short sales risk.  When the PIMCO Portfolio enters into short sales, which involves selling a security it does not own in anticipation that the security's price will decline, it exposes the Portfolio to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Portfolio. Theoretically, the amount of these losses can be unlimited, although for fixed-income securities an interest rate of 0% forms an effective limit on how high a securities' price would be expected to rise. Although the PIMCO Portfolio may try to reduce risk by holding both long and short positions at the same time, it is possible that the Portfolio's securities held long will decline in value at the same time that the value of the Portfolio's securities sold short increases, thereby increasing the potential for loss.

U.S. government and agency securities risk.  In addition to market risk, interest rate risk and credit risk, such securities may limit the PIMCO Portfolio's potential for capital appreciation. Not all U.S. Government securities are insured or guaranteed by the U.S. Government, some are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt. Mortgage-backed securities issued by government sponsored enterprises such as Freddie Mac or Fannie Mae are not backed by the full faith and credit of the United States.

Yankee obligations risk.  Yankee obligations are U.S. dollar-denominated debt securities of foreign corporations issued in the United States and U.S. dollar-denominated debt securities issued or guaranteed as to payment of principal and interest by governments, quasi-governmental entities, government agencies, and other governmental entities of foreign countries and supranational entities, which securities are issued in the United States. Debt securities of quasi-governmental entities are issued by entities owned by either a national, state, or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. Investments in the securities of foreign corporations and governments, even those denominated in U.S. dollars, involve certain risks not typically associated with investments in domestic issuers. The values of the securities of foreign corporations and governments are subject to economic and political developments in the countries and regions where the issuers operate or are domiciled, such as changes in economic or monetary policies. In addition, Yankee obligations may be less liquid than the debt obligations of U.S. issuers. In general, less information is publicly available about foreign corporations than about U.S. companies. Foreign corporations are generally not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Some securities issued by foreign governments or their subdivisions, agencies, and instrumentalities may not be backed by the full faith and credit of such governments. Even where a security is backed by the full faith and credit of a foreign government, it may be difficult for the Portfolio to pursue its rights against such government in that country's courts. Some foreign governments have defaulted on principal and interest payments. In addition, a Portfolio's investments in Yankee obligations may be subject to the risk of nationalization or expropriation of a foreign corporation's assets, imposition of currency exchange controls, or restrictions on the repatriation of non-U.S. currency, confiscatory taxation, political or financial instability and adverse diplomatic developments. These risks are heightened in all respects with respect to Yankee obligations issued by foreign corporations and governments located in emerging markets.

PERFORMANCE

The bar charts below show the performance of each Portfolio for each full calendar year the Portfolio has been in operation. The first table below each bar chart shows the Portfolio's best and worst quarters during the periods included in the bar chart.

This information may help provide an indication of each Portfolio's risks by showing changes in performance from year to year and by comparing each Portfolio's performance with that of a broad-based securities index. The charts and tables do not reflect Contract charges. If the Contract charges were included, the annual returns would have been lower than those shown. All figures assume reinvestment of dividends. Past performance does not necessarily indicate how a Portfolio will perform in the future.

High Yield Portfolio Annual Returns

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
8.91% (2nd quarter 2003)	-16.64% (4th quarter 2008)

Average Annual Total Returns for periods ended 12/31/08

	1 Year	5 Years	10 Years
Class I Shares	-22.28%	0.06%	2.02%
Barclays Capital U.S. Corporate High Yield Bond Index*	-26.16%	-0.08%	2.17%
Barclays Capital High Yield 2% Issuer Capped Index**	-25.88%	-0.84%	2.28%
Lipper Variable Insurance Products (VIP) High Current Yield Funds Average***	-26.93%	-1.41%	1.07%

*  The Barclays Capital U.S. Corporate High Yield Bond Index is made up of over 700 non-investment grade bonds. The index is an unmanaged index that includes the reinvestment of all interest but does not reflect the payment of transaction costs and advisory fees associated with an investment in the High Yield Portfolio. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The High Yield Portfolio no longer uses this index.

**  The Barclays Capital High Yield 2% Issuer Capped Index is made up of over 700 non-investment grade bonds. However, the representation of any single bond issuer is restricted to a maximum of 2% of the total index. The index is an unmanaged index that includes the reinvestment of all interest but does not reflect the payment of transaction costs and advisory fees associated with an investment in the High Yield Portfolio. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The High Yield Portfolio has changed from the Barclays Capital U.S. Corporate High Yield Bond Index to the Barclays Capital High Yield 2% Issuer Capped Index because the Barclays Capital High Yield 2% Issuer Capped Index better represents the composition of the High Yield Portfolio. In particular, the

High Yield Portfolio generally maintains positions of 2% or less per issuer (although the High Yield Portfolio may hold positions of greater than that amount).

***  The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

PIMCO Portfolio Annual Returns

Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
7.99% (4th quarter of 2002)	-15.75% (4th quarter of 2008)

Average Annual Total Returns for periods ended 12/31/08

	1 Year	5 Years	Since Inception (9/22/00)
Class I Shares	-25.50%	-0.75%	2.75%
Merrill Lynch U.S. High Yield Master II BB-B Rated Index with 2% Issuer Constraint*	-23.31%	-0.34%	2.62%
Barclays Capital Intermediate BB Corporate Bond Index**	-16.81%	0.76%	3.58%
Lipper Variable Insurance Products (VIP) High Current Yield Funds Average***	-26.93%	-1.41%	1.06%

*  The Merrill Lynch U.S. High Yield Master II BB-B Rated Index with 2% Issuer Constraint is an unmanaged index that includes high yield bonds across the maturity spectrum, within the BB-B rated spectrum, included in the below-investment-grade universe. However, the representation of any single bond issuer is restricted to a maximum of 2% of the total index. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the PIMCO Portfolio.

**  The Barclays Capital Intermediate BB Corporate Bond Index is an unmanaged index comprised of various fixed income securities rated BB. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the PIMCO Portfolio.

***  The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the PIMCO Portfolio.

CAPITALIZATIONS OF THE PORTFOLIOS BEFORE AND AFTER THE REORGANIZATION

The following tables set forth as of December 31, 2008: (i) the capitalization of the PIMCO Portfolio, (ii) the capitalization of the High Yield Portfolio and (iii) the pro forma capitalization of the High Yield Portfolio as adjusted to give effect to the Reorganization.

	PIMCO Portfolio	High Yield Portfolio	Adjustments		Pro Forma High Yield Portfolio Surviving (unaudited)
Net assets	$132,039,636	$1,239,863,603	$(48,000	)(a)	$1,371,855,239
Total shares outstanding	19,720,185	343,606,619	16,842,595	(b)	380,169,399
Net asset value per share	$6.70	$3.61			$3.61

(a)  Reflects the estimated Reorganization related expenses of $48,000 attributable to the PIMCO Portfolio.

(b)  Reflects the change in shares of the PIMCO Portfolio upon conversion into the High Yield Portfolio. Shareholders of the PIMCO Portfolio would become shareholders of the High Yield Portfolio, receiving shares of the High Yield Portfolio equal to the value of their holdings in the PIMCO Portfolio immediately prior to the Reorganization.

MANAGEMENT OF THE PORTFOLIOS

This section describes the investment manager of the PIMCO Portfolio and the High Yield Portfolio. For a complete description of the investment manager of the High Yield Portfolio, you should read the Prospectus for the High Yield Portfolio included as Exhibit B.

Investment Manager of the Fund.  Prudential Investments LLC ("PI"), a wholly owned subsidiary of Prudential Financial, Inc. ("Prudential" or "Prudential Financial"), serves as the overall investment manager for the Fund. PI is located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. PI and its predecessors have served as manager and administrator to investment companies since 1987. As of June 30, 2009, PI served as the investment manager to all of the Prudential U.S. and offshore investment companies, and as manager or administrator to closed-end investment companies, with aggregate assets of approximately $88.6 billion.

The Fund uses a "manager-of-managers" structure. Under this structure, PI is authorized to select (with approval of the Fund's Board, including a majority of its independent trustees) one or more subadvisers to handle the actual day-to-day investment management of each Portfolio. PI monitors each subadviser's performance through quantitative and qualitative analysis, and periodically reports to the Fund's Board of Trustees as to whether each subadviser's agreement should be renewed, terminated or modified. PI also is responsible for allocating assets among the subadvisers if a Portfolio has more than one subadviser. In those circumstances, the allocation for each subadviser can range from 0% to 100% of a Portfolio's assets, and PI can change the allocations without board or shareholder approval. The Fund will notify contract owners of any new subadviser or any material changes to any existing subadvisory agreement.

A discussion regarding the basis for the Board's approval of the Fund's investment management and subadvisory agreements is available in the Fund's semi-annual report (for agreements approved during the six-month period ended June 30), and in the Fund's annual report (for agreements approved during the six-month period ended December 31).

Subadvisers of the Portfolios.  Information about the subadviser for each Portfolio is set forth below. The Fund's Statement of Additional Information provides additional information about each portfolio manager's compensation, other accounts that each portfolio manager manages, and ownership of Fund securities by each portfolio manager.

Portfolios	Investment Subadviser(s)
High Yield Portfolio	Prudential Investment Management, Inc.

PIMCO Portfolio	Pacific Investment Management Company LLC

High Yield Portfolio

Prudential Investment Management, Inc. (PIM) is an indirect, wholly-owned subsidiary of Prudential Financial and an affiliate of PI. As of March 31, 2009, PIM had approximately $386 billion in assets under management. PIM's address is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102. PIM is an affiliate of the Investment Manager.

The High Yield Portfolio is managed by the High Yield Team at Prudential Fixed Income Management. The Team is headed by Paul Appleby and also includes portfolio managers Stephen Haeckel, Terence Wheat, Robert Spano, and Michael Collins.

Paul Appleby, CFA, is Managing Director and Head of the Leveraged Finance team at PFIM, which includes the High Yield Sector Team and Bank Loan Sector Team. He is also Senior Portfolio Manager of High Yield Strategies, and has managed the High Yield Portfolio since 1999. Previously, Mr. Appleby was Director of Credit Research and Chief Equity Strategist for Prudential Financial's proprietary portfolios. He also was a high yield credit analyst and worked in Prudential Financial's private placement group. Mr. Appleby began his investment career when he joined Prudential Financial in 1987. Previously, he was a strategic planner for Amerada Hess. Mr. Appleby received a BS in Economics from The Wharton School of the University of Pennsylvania and an MBA from the Sloan School at the Massachusetts Institute of Technology (MIT). He holds the Chartered Financial Analyst (CFA) designation.

Robert Spano, CFA, CPA, is a Principal and high yield sector portfolio manager for the High Yield Bond Team. Previously, he was a high yield credit analyst for 10 years in the Credit Research Unit, covering the health, lodging, consumer, gaming, restaurant, and chemical industries. Earlier, Mr. Spano worked as an investment analyst in the Project Finance Unit of Prudential's private placement group. He also held positions in the internal audit and risk management units of Prudential Securities. Mr. Spano joined Prudential Financial in 1991 and began his investment career in 1997. He received a BS in Accounting from the University of Delaware and an MBA from New York University. He holds the Chartered Financial Analyst (CFA) and Certified Public Accountant (CPA) designations.

Stephen Haeckel is Principal and high yield sector portfolio manager on the High Yield Team. Mr. Haeckel specializes in the auto, airline, aero/defense, industrial, and media sectors. Mr. Haeckel has managed the portfolio since joining the High Yield Team in 1999. Previously, he was a credit analyst with PFIM. He also worked in the Corporate Finance and Financial Restructuring groups, managing Prudential Financial's private investments. He joined Prudential Financial in 1990. His investment career began in 1987 as an Investment Officer at MONY Capital Management. Mr. Haeckel received a BS in Psychology from Dartmouth College and an MBA from the J.L. Kellogg Graduate School of Management at Northwestern University.

Terence Wheat, CFA, is Principal and high yield sector portfolio manager on the High Yield Team. He is responsible for the paper, telecom, homebuilding, gaming, lodging, retail, consumer, and supermarkets sectors. Prior to assuming his current position in 2005, Mr. Wheat spent 12 years as a credit analyst in PFIM's Credit Research Group. Mr. Wheat covered high yield bonds from 1998 to 2003, and investment grade issues from 1993 to 1998. Earlier, he worked for Prudential's Financial Management Group and Individual Insurance Unit. Mr. Wheat joined Prudential Financial in 1988 and began his investment career in 1993. He received a BS in Accounting and an MBA from Rider University. Mr. Wheat holds the Chartered Financial Analyst (CFA) designation.

Michael J. Collins, CFA, is Principal on the High Yield Team, responsible for investment strategy, risk management, and derivatives. He has managed the portfolio since 2001. Prior to his current role, Mr. Collins was Senior Investment Strategist, covering all fixed income sectors. Previously, he was a credit research analyst with Prudential. He also developed proprietary quantitative international interest rate and currency valuation models for our global bond unit. Mr. Collins joined Prudential Financial in 1986 as a software applications designer. He received a BS in Mathematics and Computer Science from the State University of New York at Binghamton and an MBA in Finance from New York University. Mr. Collins holds the Chartered Financial Analyst (CFA) designation and is a Fellow of the Life Management Institute (FLMI).

PIMCO Portfolio

Pacific Investment Management Company LLC (PIMCO) a Delaware limited liability company, is a majority-owned subsidiary of Allianz Global Investors of America L.P., ("AGI LP"). Allianz SE ("Allianz SE") is the indirect majority owner of AGI LP. Allianz SE is a European-based, multinational insurance and financial services holding company. As of March 31, 2009, PIMCO had approximately $756 billion in assets under management. PIMCO's address is 840 Newport Center Drive, Newport Beach, California 92660.

William H. Gross, CFA, is a Managing Director, portfolio manager, and Chief Investment Officer of PIMCO and is primarily responsible for the day-to-day management of the PIMCO Portfolio. He was a founding partner of PIMCO in 1971. Mr. Gross has over thirty years of investment experience and is the author of Bill Gross on Investing. Mr. Gross has a bachelor's degree from Duke University and an MBA from the UCLA Graduate School of Business.

INVESTMENT MANAGEMENT & SUBADVISORY FEES

Management Fees Paid to PI by the Portfolios

Portfolio	Total investment management fees as a % of average daily net assets	2008	2007	2006
High Yield Portfolio	0.55%	$8,430,421	$9,400,109	$9,057,758
PIMCO Portfolio	0.60%	1,075,118	1,420,530	1,738,761

The Reorganization, if approved by the shareholders of the PIMCO Portfolio, will result in a decrease in the management fee rate for shareholders of the PIMCO Portfolio from 0.60% to 0.55% of the portfolio's average daily net assets. During the twelve-month period ended December 31, 2008, the PIMCO Portfolio paid $1,075,118 in investment management fees to PI. If the fee rate applicable to the High Yield Portfolio had been in effect for the PIMCO Portfolio during that period, the PIMCO Portfolio would have paid $985,536 in investment management fees to PI, a reduction of $89,582. As noted above, PIMCO Portfolio shareholders should consider overall expenses discussed in more detail above under the caption "Summary of the Proposal" and below under the caption "Information About the Reorganization—Reasons for the Reorganization."

INFORMATION ABOUT THE REORGANIZATION

This section describes the Reorganization for the PIMCO Portfolio and the High Yield Portfolio. This section is only a summary of the Plan. You should read the actual Plan attached as Exhibit A.

Reasons for the Reorganization

Based on a recommendation of the Investment Manager, the Trustees of the Fund, including all of the Trustees who are not "interested persons" of the Fund (collectively, the "Independent Trustees"), unanimously approved the Reorganization and recommended that the shareholders of the PIMCO Portfolio also approve the Reorganization. The Trustees unanimously determined that the Reorganization is in the best interests of the shareholders of each Portfolio, and that the interests of each Portfolio's existing shareholders will not be diluted as a result of the Reorganization. The Investment Manager proposed the Reorganization as part of an effort to consolidate substantially similar investment portfolios of the Fund. The Investment Manager provided the Trustees with detailed information regarding each Portfolio, including its management fee, total expenses, asset size and performance. At a meeting held on March 4, 2009, the Board considered the following factors:

•  The PIMCO Portfolio and the High Yield Portfolio have substantially similar investment objectives, policies and restrictions (i.e., each Portfolio seeks high total return and invests at least 80% of its investable assets in high yield/high risk bonds);

•  The PIMCO Portfolio and the High Yield Portfolio have the same Investment Manager (i.e., PI) but different subadvisers (i.e., PIMCO is the subadviser for the PIMCO Portfolio and PIM is the subadviser for the High Yield Portfolio);

•  The High Yield Portfolio was substantially larger than the PIMCO Portfolio as of December 31, 2008 (i.e., the PIMCO Portfolio had total assets of approximately $132 million while the High Yield Portfolio has total assets of approximately $1.24 billion as of that date);

•  The High Yield Portfolio has a lower contractual investment management fee rate than the PIMCO Portfolio (i.e., 0.55% for the High Yield Portfolio and 0.60% for the PIMCO Portfolio);

•  For the twelve month period ended December 31, 2008, the annualized operating expense ratio for the High Yield Portfolio (i.e., 0.58%) was lower than that of the PIMCO Portfolio (i.e., 0.74%);

•  The pro forma annualized operating expense ratio for the High Yield Portfolio assuming completion of the Reorganization on December 31, 2008 was substantially lower than the annualized operating expense ratio for the PIMCO Portfolio for the twelve month period ended December 31, 2008 (i.e., 0.58% for the pro forma High Yield Portfolio and 0.74% for the PIMCO Portfolio);

•  The historical investment performance of the High Yield Portfolio was stronger than that of the PIMCO Portfolio for the one-year, three-year, and five-year periods ended December 31, 2008; and

•  Because of the federal tax-deferred treatment applicable to the Contracts, the Reorganization is not expected to result in taxable gain or loss for U.S. federal income tax purposes for Contract owners that beneficially own shares of the PIMCO Portfolio immediately prior to the Reorganization.

For the reasons discussed above, the Board of Trustees unanimously recommends that you vote FOR the Plan.

If the shareholders of the PIMCO Portfolio do not approve the Plan, the Board will consider other possible courses of action, including, among others, consolidation of the PIMCO Portfolio with one or more investment portfolios of the Fund, other than the High Yield Portfolio, or unaffiliated funds.

Closing of the Reorganization

If the shareholders of the PIMCO Portfolio approve the Plan, the Reorganization will take place after various conditions are satisfied by the Fund on behalf of the PIMCO Portfolio and the High Yield Portfolio, including the preparation of certain documents and the receipt of certain legal opinions. The Fund will determine a specific date for the actual Reorganization to take place. This is called the "closing date." If the shareholders of the PIMCO Portfolio do not approve the Plan, the Reorganization will not take place, and the Board will consider alternative courses of actions, as described above.

If the shareholders of the PIMCO Portfolio approve the Plan, the PIMCO Portfolio will deliver to the High Yield Portfolio all of its assets on the closing date. The Participating Insurance Companies then will make a conforming exchange of units between the applicable sub-accounts in their separate accounts. As a result, the shareholders of the PIMCO Portfolio will beneficially own shares of the High Yield Portfolio that, as of the date of the exchange, have an aggregate value equal to the dollar value of the net assets delivered to the High Yield Portfolio. The stock transfer books of the PIMCO Portfolio will be permanently closed on the closing date. Requests to transfer or redeem assets allocated to the PIMCO Portfolio may be submitted at any time before the close of the New York Stock Exchange on the closing date, and requests that are received in proper form prior to that time will be effected prior to the closing date.

To the extent permitted by law, the Fund may amend the Plan without shareholder approval. It may also agree to terminate and abandon the Reorganization at any time before or, to the extent permitted by law, after the approval by shareholders of the PIMCO Portfolio.

Expenses of the Reorganization

The estimated expenses resulting from the Reorganization are approximately $48,000 and will be paid by the PIMCO Portfolio.

PI expects that some or all of the portfolio securities of the PIMCO Portfolio will be transferred in-kind to the High Yield Portfolio to the extent practicable.

Certain Federal Income Tax Considerations

Each Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, each Portfolio's income, gains, losses, deductions, and credits will be "passed through" pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes. Distributions may be made to the various separate accounts of the Participating Insurance Companies in the form of additional shares (not in cash).

Contract owners should consult the prospectuses of their respective Contracts for information on the federal income tax consequences to such owners. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Portfolios, including the application of state and local taxes.

Each Portfolio complies with the diversification requirements of Section 817(h) of the Internal Revenue Code of 1986, as amended (the "Code"). In general, each Portfolio declares and distributes any net realized long- and short-term capital gains at least annually, either during or after the close of the Portfolio's fiscal year. Distributions are made to the various separate accounts (not to Contract owners) in the form of additional shares (not in cash)

The Reorganization may entail various consequences, which are discussed under the caption "Federal Income Tax Consequences of the Reorganization."

Federal Income Tax Consequences of the Reorganization

The following discussion is applicable to the Reorganization. The Reorganization is intended to qualify for federal income tax purposes as a tax-free transaction under the Code. In addition, because the Contracts qualify for the federal tax-deferred treatment applicable to certain variable insurance products, Contract owners generally should not have any reportable gain or loss for federal income tax purposes even if the Reorganization did not qualify as a tax-free transaction. It is a condition to each Portfolio's obligation to complete the Reorganization that the Fund will have received an opinion from Shearman & Sterling LLP, special tax counsel to the Fund, based upon representations made by the Fund on behalf of each Portfolio, and upon certain assumptions, substantially to the effect that the transactions contemplated by the Plan should constitute a tax-free transaction for federal income tax purposes.

Each Portfolio is treated as a partnership for federal income tax purposes. Based on such treatment and certain representations made by Fund on behalf of the PIMCO Portfolio and the High Yield Portfolio relating to the Reorganization, for federal income tax purposes (references to "shareholders" are to the Participating Insurance Companies for this discussion of the federal income tax consequences of the Reorganization):

1. The transfer by the PIMCO Portfolio of all of its assets to the High Yield Portfolio, in exchange solely for High Yield Portfolio Shares, the assumption by the High Yield Portfolio of all of the liabilities of the PIMCO Portfolio, and the distribution of High Yield Portfolio Shares to the shareholders of the PIMCO Portfolio in complete liquidation of the PIMCO Portfolio, should be tax-free to the shareholders of the PIMCO Portfolio.

2. The shareholders of the PIMCO Portfolio should not recognize gain or loss upon the exchange of all of their shares solely for High Yield Portfolio Shares, as described in this Prospectus/Proxy Statement and the Plan.

3. No gain or loss should be recognized by the PIMCO Portfolio upon the transfer of its assets to the High Yield Portfolio in exchange solely for High Yield Portfolio Shares and the assumption by the High Yield Portfolio of the liabilities, if any, of the PIMCO Portfolio. In addition, no gain or loss should be recognized by the PIMCO Portfolio on the distribution of such High Yield Portfolio Shares to the shareholders of the PIMCO Portfolio (in liquidation of the PIMCO Portfolio).

4. No gain or loss should be recognized by the High Yield Portfolio upon the acquisition of the assets of the PIMCO Portfolio in exchange solely for High Yield Portfolio Shares and the assumption of the liabilities, if any, of the PIMCO Portfolio.

5. The High Yield Portfolio's tax basis for the assets acquired from the PIMCO Portfolio should be the same as the tax basis of these assets when held by the PIMCO Portfolio immediately before the transfer, and the holding period of such assets acquired by the High Yield Portfolio should include the holding period of such assets when held by the PIMCO Portfolio.

6. The tax basis of shareholders of the PIMCO Portfolio for High Yield Portfolio Shares to be received by them pursuant to the Reorganization should be the same as their tax basis in the PIMCO Portfolio shares exchanged therefore, reduced or increased by any net decrease or increase, as the case may be, in such shareholders' share of the liabilities of the Portfolios as a result of the Reorganization.

7. The holding period of High Yield Portfolio Shares to be received by the shareholders of the PIMCO Portfolio should include the holding period of their PIMCO Portfolio shares exchanged there for, provided such PIMCO Portfolio shares were held as capital assets on the date of exchange.

An opinion of counsel is not binding on the Internal Revenue Service (IRS) or the courts. Beneficial owners of the PIMCO Portfolio should consult their tax advisors regarding the tax consequences to them of the Reorganization in light of their individual circumstances.

Contract owners should consult the prospectuses of their Contracts on the federal tax consequences of owning the Contract. Contract owners should also consult their tax advisors as to state and local tax consequences, if any, of the Reorganization, because this discussion only relates to the federal income tax consequences.

Characteristics of High Yield Portfolio Shares

Shares of the High Yield Portfolio will be distributed to shareholders of the PIMCO Portfolio and will have identical legal characteristics as the shares of the PIMCO Portfolio with respect to such matters as voting rights, assessibility, conversion rights, and transferability. Each Portfolio is a separate series of the Fund.

Because each Portfolio is organized as a series of the same Delaware statutory trust, there are no differences between the rights of shareholders of the Portfolios.

VOTING INFORMATION

Approval of the Reorganization requires approval by a majority of the outstanding voting securities of the PIMCO Portfolio, as defined by the 1940 Act. For purposes of the 1940 Act, a majority of the PIMCO Portfolio's outstanding voting securities is the lesser of (i) 67% of the PIMCO Portfolio's outstanding voting securities represented at a meeting at which more than 50% of the PIMCO Portfolio's outstanding voting securities are present in person or represented by proxy, or (ii) more than 50% of the PIMCO Portfolio's outstanding voting securities. Each Contract owner will be entitled to give voting instructions equivalent to one vote for each full share, and a fractional vote for each fractional share, of the PIMCO Portfolio beneficially owned at the close of business on the record date. If sufficient votes to approve the Reorganization are not received by the date of the Meeting, the Meeting may be adjourned to permit further solicitations of voting instructions.

In accordance with requirements of the SEC, each Participating Insurance Company, as record owner of the shares of the PIMCO Portfolio, will vote shares of the PIMCO Portfolio, including PIMCO Portfolio shares owned by the Participating Insurance Company in its general account or otherwise, for which it does not receive instructions from Contract owners beneficially owning the shares (for the Proposal, against the Proposal, or abstain) in the same proportion as the votes actually cast in accordance with instructions received from Contract owners ("Shadow Voting"). The presence at the Meeting of Participating Insurance Companies affiliated with PI will be sufficient to constitute a quorum. Therefore, this Shadow Voting procedure may result in a relatively small number of Contract owners determining the outcome of the vote. In addition, because all of the Participating Insurance Companies are expected to attend the Meeting through the use of Shadow Voting, approval of the Reorganization is expected, therefore, to require the affirmative vote of only a majority of the shares of the PIMCO Portfolio entitled to vote at the Meeting. No minimum response is required from the Contract owners before Shadow Voting is applied. An abstention is not counted as an affirmative vote of the type necessary to approve a Proposal and, therefore, instructions to the applicable Participating Insurance Company to abstain will have the same effect as a vote against the Proposal.

How to Vote

You can vote your shares in any one of three ways:

•  By mail, with the enclosed proxy card;

•  In person at the Meeting; or

•  By phone.

If you simply sign and date the proxy but give no voting instructions, your shares will be voted by the relevant Participating Insurance Company in favor of the Plan and in accordance with the views of management upon any unexpected matters that come before the Meeting or any adjournment of the Meeting.

Revoking Voting Instructions

Contract owners executing and returning voting instructions may revoke such instructions at any time prior to exercise of those instructions by delivery of written notice of such revocation to the Secretary of the Fund prior to the Meeting, by execution of subsequent voting instructions and delivery thereof to the Secretary of the Fund prior to the Meeting, or by voting in person at the Meeting.

Other Matters

The Board does not intend to bring any matters before the Meeting other than those described in this Prospectus/Proxy Statement. It is not aware of any other matters to be brought before the Meeting by others. If any other matter legally comes before the Meeting, it is intended that the persons named in the enclosed proxy will vote in accordance with their judgment.

Solicitation of Voting Instructions

Voting instructions will be solicited principally by mailing this Prospectus/Proxy Statement and its enclosures, but instructions also may be solicited by telephone, facsimile, through electronic means such as email, or in person by officers or representatives of the Fund or the Participating Insurance Companies. If the record owner of a Contract is a custodian, nominee, or fiduciary, the Fund may send proxy materials to the record owner for any beneficial owners that such record owner may represent. The Fund may reimburse custodians, nominees, and fiduciaries for their reasonable expenses incurred in connection with proxy solicitations of such beneficial owners.

ADDITIONAL INFORMATION ABOUT THE FUND, FUND AND THE PORTFOLIOS

Each Portfolio is a separate series of the Fund. The Fund is organized as a Delaware statutory trust and is an open-end management investment company registered with the SEC under the 1940 Act. Each Portfolio is, in effect, a separate mutual fund.

Additional information about the High Yield Portfolio is included in Exhibit B.

Additional information about the PIMCO Portfolio is included in the prospectus for the Fund, dated May 1, 2009, and the portions of that prospectus relating to such PIMCO Portfolio are incorporated herein by reference. Further information about both Portfolios is included in the Statement of Additional Information of the Fund, dated May 1, 2009, and the portions of that document relating to the Portfolios are incorporated herein by reference. These documents are available upon request and without charge by calling 1-888-778-2888 or by writing to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

The Fund, on behalf of the Portfolios, files proxy materials, reports, and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act. The Fund also prepares an annual report, which includes the management discussion and analysis. The annual report is available both from the SEC and from the Fund. These materials can be inspected and copied at the SEC's Public Reference Room at 100 F Street, N.E., Washington, DC 20549, and at the Regional Offices of the SEC located in New York City at 233 Broadway, New York, New York 10279. Also, copies of such material can be obtained from the SEC's Public Reference Section, Washington, DC 20549-6009, upon payment of prescribed fees, or from the SEC's Internet address at http://www.sec.gov.

SHARES OUTSTANDING

The table below sets forth, as of the Record Date, the number of shares of the PIMCO Portfolio and the High Yield Portfolio that are outstanding.

Portfolio	Number of Outstanding Shares
High Yield Portfolio	356,382,744
PIMCO Portfolio	18,632,353

PRINCIPAL HOLDERS OF SHARES

As of the Record Date, all of the shares of the PIMCO Portfolio and the High Yield Portfolios are owned by various Participating Insurance Company separate accounts related to the Contracts. As noted above, each Participating Insurance Company is required to offer Contract owners the opportunity to instruct it as to how to vote Portfolio shares. The table below shows that, as of the Record Date, no shareholder beneficially owns more than 5% of either Portfolio.

Portfolio	Beneficial Owner Name*	Address	Percent Ownership
High Yield Portfolio	PLAZ Life	213 Washington Street Newark, NJ 07102 Attn: Separate Accounts 7th Floor	174,036,738 / 48.83%

	PLNJ Life	213 Washington Street Newark, NJ 07102 Attn: Separate Accounts, 7th Floor	116,710,041 / 32.75%

	PLAZ Annuity	213 Washington Street Newark, NJ 07102 Attn: Separate Accounts, 7th Floor	26,205,767 / 7.35%

	Pru Life	213 Washington Street Newark, NJ 07102 Attn: Separate Accounts, 7th Floor	23,892,479 / 6.70%

PIMCO Portfolio	PLAZ Annuity	213 Washington Street Newark, NJ 07102 Attn: Separate Accounts, 7th Floor	14,385,253 / 77.21%

	PLAZ Life	213 Washington Street Newark, NJ 07102 Attn: Separate Accounts, 7th Floor	1,498,330 / 8.04%

	PLNJ Annuity	213 Washington Street Newark, NJ 07102 Attn: Separate Accounts, 7th Floor	1,270,459 / 6.82%

*  As defined by the SEC, a security is beneficially owned by a person if that person has or shares voting power or investment power with respect to the security.

As of the Record Date, the Trustees and Officers of the Fund, as a group, beneficially owned less than 1% of the outstanding voting shares of either Portfolio.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the High Yield Portfolio's financial performance through December 31, 2008. Certain information reflects financial results for a single High Yield Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the High Yield Portfolio (assuming reinvestment of all dividends and distributions). The charts do not reflect any charges under any variable contract. Because Contract Charges are not included, the actual return that you will receive will be lower than the total return in each chart. The financial highlights for the periods shown were derived from the financial statements audited by KPMG LLP, independent registered public accounting firm, whose reports were unqualified. The financial highlights for the fiscal year ended December 31, 2008 are audited and are included in the Fund's Annual Report to shareholders, which is available upon request.

	High Yield Portfolio Year Ended December 31,
	2008	2007	2006	2005	2004
Per Share Operating Performance:
Net Asset Value, beginning of year	$5.09	$5.33	$5.23	$5.42	$5.29
Income (Loss) From Investment Operations:
Net investment income	.41	.40	.39	.38	.39
Net realized and unrealized gain (loss) on investments	(1.48)	(.26)	.13	(.20)	.13
Total from investment operations	(1.07)	.14	.52	.18	.52
Less Dividends and Distributions:
Dividends from net investment income	—	—	—	(.37)	(.39)
Distributions	(.41)	(.38)	(.42)	—	—
Total dividends and distributions	(.41)	(.38)	(.42)	(.37)	(.39)
Net Asset Value, end of year	$3.61	$5.09	$5.33	$5.23	$5.42
Total Return(a)	(22.28)%	2.62%	10.25%	3.41%	10.30%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,239.9	$1,674.0	$1,721.1	$1,635.7	$1,595.7
Ratios to average net assets(b):
Expenses	.58%	.58%	.58%	.58%	.59%
Net investment income	8.78%	7.49%	7.39%	7.14%	7.42%
Portfolio turnover rate	61%	58%	49%	56%	65%

(a)  Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)  Does not include expenses of the underlying portfolios in which the Portfolio invests.

EXHIBITS TO PROSPECTUS/PROXY STATEMENT

Exhibits

A	Plan of Reorganization of The Prudential Series Fund, on behalf of the SP PIMCO High Yield Portfolio and the High Yield Bond Portfolio.

B	Prospectus for the High Yield Bond Portfolio of The Prudential Series Fund, dated May 1, 2009.

EXHIBIT A TO PROSPECTUS/PROXY STATEMENT

Plan of Reorganization of The Prudential Series Fund, on behalf of the SP PIMCO High Yield Portfolio and the High Yield Bond Portfolio

THE PRUDENTIAL SERIES FUND
PLAN OF REORGANIZATION

THIS PLAN OF REORGANIZATION (the "Plan") is made as of this 6th day of March, 2009, by The Prudential Series Fund, a Delaware statutory trust ("PSF"), on behalf of the High Yield Bond Portfolio (the "Acquiring Portfolio"), and the SP PIMCO High Yield Portfolio (the "Target Portfolio"), each having its principal place of business at Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102. Together, the Target Portfolio and Acquiring Portfolio are referred to as the "Portfolios."

The reorganization for the Target Portfolio (hereinafter referred to as the "Reorganization") is intended to constitute a tax-free transaction for federal income tax purposes and will consist of (i) the acquisition by the Acquiring Portfolio of all of the assets of the Target Portfolio and the assumption by the Acquiring Portfolio of all of the liabilities of the Target Portfolio in exchange solely for full and fractional shares of the Acquiring Portfolio ("Acquiring Portfolio Shares"); (ii) the distribution of Acquiring Portfolio Shares to the shareholders of the Target Portfolio according to their respective interests in complete liquidation of the Target Portfolio; and (iii) the dissolution of the Target Portfolio as soon as practicable after the closing (as defined in Section 3, hereinafter called the "Closing"), all upon and subject to the terms and conditions of this Plan hereinafter set forth.

In order to consummate the Plan, the following actions shall be taken by PSF on behalf of the Acquiring Portfolio and the Target Portfolio, as applicable:

1. Sale and Transfer of Assets, Liquidation and Dissolution of Target Portfolio.

(a) Subject to the terms and conditions of this Plan, PSF shall: (i) transfer all of the assets of the Target Portfolio, as set forth in Section 1(b) hereof, to the Acquiring Portfolio; and (ii) cause the Acquiring Portfolio to assume all the liabilities of the Target Portfolio as set forth in Section 1(b) hereof. Such transactions shall take place at the Closing.

(b) The assets of the Target Portfolio to be acquired by the Acquiring Portfolio (collectively, the "Assets") shall consist of all property, including, without limitation, all cash, securities, commodities and futures interests, and dividends or interest receivable that are owned by the Target Portfolio, and any deferred or prepaid expenses shown as an asset on the books of the Acquiring Portfolio on the Closing date (as defined in Section 3, hereinafter the "Closing Date"). All liabilities, expenses, costs, charges and reserves of the Target Portfolio, to the extent that they exist at or after the Closing, shall after the Closing attach to the Acquiring Portfolio and may be enforced against the Acquiring Portfolio to the same extent as if the same had been incurred by the Acquiring Portfolio.

(c) Subject to the terms and conditions of this Plan, PSF on behalf of the Acquiring Portfolio shall at the Closing deliver to the Target Portfolio the number of Acquiring Portfolio Shares, determined by dividing the net asset value per share of the shares of the Target Portfolio ("Target Portfolio Shares") on the Closing Date by the net asset value per share of the Acquiring Portfolio Shares, and multiplying the result thereof by the number of outstanding Target Portfolio Shares as of the close of regular trading on the New York Stock Exchange (the "NYSE") on the Closing Date. All such values shall be determined in the manner and as of the time set forth in Section 2 hereof.

(d) Immediately following the Closing, the Target Portfolio shall distribute pro rata to its shareholders of record as of the close of business on the Closing Date, the Acquiring Portfolio Shares received by the Target Portfolio pursuant to this Section 1 and then shall terminate and dissolve. Such liquidation and distribution shall be accomplished by the establishment of accounts on the share records of PSF relating to the Acquiring Portfolio and noting in such accounts the type and amounts of Acquiring Portfolio Shares that former Target Portfolio shareholders are due based on their respective holdings of the Target Portfolio as of the close of business on the Closing Date. Fractional Acquiring Portfolio Shares shall be carried to the third decimal place. The Acquiring Portfolio shall not issue certificates representing the Acquiring Portfolio shares in connection with such exchange.

2. Valuation.

(a) The value of the Target Portfolio's Assets to be transferred to the Acquiring Portfolio hereunder shall be computed as of the close of regular trading on the NYSE on the Closing Date (the "Valuation Time") using the valuation procedures set forth in PSF's current effective prospectus.

(b) The net asset value of a share of the Acquiring Portfolio shall be determined to the second decimal point as of the Valuation Time using the valuation procedures set forth in PSF's current effective prospectus.

(c) The net asset value of a share of the Target Portfolio shall be determined to the second decimal point as of the Valuation Time using the valuation procedures set forth in PSF's current effective prospectus.

3. Closing and Closing Date.

The consummation of the transactions contemplated hereby shall take place at the Closing (the "Closing"). The date of the Closing (the "Closing Date") shall be November 13, 2009, or such later date as determined in writing by PSF's officers. The Closing shall take place at the principal office of PSF at 5:00 p.m. Eastern time on the Closing Date. PSF on behalf of the Target Portfolio shall have provided for delivery as of the Closing of the Target Portfolio's Assets to the account of the Acquiring Portfolio at the Acquiring Portfolio's custodians. Also, PSF on behalf of the Target Portfolio shall produce at the Closing a list of names and addresses of the shareholders of record of the Target Portfolio Shares and the number of full and fractional shares owned by each such shareholder, all as of the Valuation Time, certified by its transfer agent or by its President to the best of its or his or her knowledge and belief. PSF on behalf of the Acquiring Portfolio shall issue and deliver a confirmation evidencing the Acquiring Portfolio Shares to be credited to the Target Portfolio's account on the Closing Date to the Secretary of PSF, or shall provide evidence satisfactory to the Target Portfolio that the Acquiring Portfolio Shares have been registered in an account on the books of the Acquiring Portfolio in such manner as PSF on behalf of Target Portfolio may request.

4. Representations and Warranties by PSF on behalf of the Target Portfolio.

PSF makes the following representations and warranties about the Target Portfolio:

(a) The Target Portfolio is a series of PSF, a Delaware statutory trust organized under the laws of the State of Delaware and validly existing and in good standing under the laws of that jurisdiction. PSF is duly registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company and all of the Target Portfolio Shares sold were sold pursuant to an effective registration statement filed under the Securities Act of 1933, as amended (the "1933 Act").

(b) PSF on behalf of the Target Portfolio is authorized to issue an unlimited number of the Target Portfolio shares, each outstanding share of which is fully paid, non-assessable, freely transferable and has full voting rights.

(c) The financial statements appearing in PSF's Annual Report to Shareholders for the fiscal year ended December 31, 2008, audited by KPMG LLP, fairly present the financial position of the Target Portfolio as of such date and the results of its operations for the periods indicated in conformity with generally accepted accounting principles applied on a consistent basis.

(d) PSF has the necessary power and authority to conduct the Target Portfolio's business as such business is now being conducted.

(e) PSF on behalf of the Target Portfolio is not a party to or obligated under any provision of PSF's Agreement and Declaration of Trust, or any contract or any other commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Plan.

(f) The Target Portfolio does not have any unamortized or unpaid organizational fees or expenses.

(g) The Target Portfolio has elected to be, and is, treated as a partnership for U.S. federal income tax purposes. The Target Portfolio has satisfied the diversification and look-through requirements of

Section 817(h) of the Internal Revenue Code of 1986, as amended (the "Code"), since its inception and will continue to satisfy such requirements at the Closing.

(h) The Target Portfolio, or its agents, (i) holds a valid Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Withholding (or other appropriate series of Form W-8, as the case may be), or Form W-9, Request for Taxpayer Identification Number and Certification, for each Target Portfolio shareholder of record, which Form W-8 or Form W-9 can be associated with reportable payments made by the Target Portfolio to such shareholder, and/or (ii) has otherwise timely instituted the appropriate nonresident alien or foreign corporation or backup withholding procedures with respect to such shareholder as provided by Sections 1441, 1442, and 3406 of the Code.

(i) At the Closing, the Target Portfolio will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to above, free and clear of all liens or encumbrances of any nature whatsoever, except such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

(j) Except as may be disclosed in PSF's current effective prospectus, there is no material suit, judicial action, or legal or administrative proceeding pending or threatened against any of the Target Portfolios.

(k) There are no known actual or proposed deficiency assessments with respect to any taxes payable by the Target Portfolios.

(l) The execution, delivery, and performance of this Plan have been duly authorized by all necessary actions of PSF's Board of Trustees, and this Plan constitutes a valid and binding obligation enforceable in accordance with its terms.

5. Representations and Warranties by PSF on behalf of the Acquiring Portfolio.

PSF makes the following representations and warranties about the Acquiring Portfolio:

(a) The Acquiring Portfolio is a series of PSF, a statutory trust organized under the laws of the State of Delaware validly existing and in good standing under the laws of that jurisdiction. PSF is duly registered under the 1940 Act as an open-end, management investment company and all of the Acquiring Portfolio Shares sold have been sold pursuant to an effective registration statement filed under the 1933 Act.

(b) PSF on behalf of the Acquiring Portfolio is authorized to issue an unlimited number of the Acquiring Portfolio shares, each outstanding share of which is fully paid, non-assessable, freely transferable and has full voting rights.

(c) The financial statements appearing in PSF's Annual Report to Shareholders for the fiscal year ended December 31, 2008, audited by KPMG LLP, fairly present the financial position of the Acquiring Portfolio as of such date and the results of its operations for the periods indicated in conformity with generally accepted accounting principles applied on a consistent basis.

(d) PSF has the necessary power and authority to conduct the Acquiring Portfolio's business as such business is now being conducted.

(e) PSF on behalf of the Acquiring Portfolio is not a party to or obligated under any provision of PSF's Agreement and Declaration of Trust, or any contract or any other commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Plan.

(f) The Acquiring Portfolio has elected to be, and is, treated as a partnership for federal income tax purposes. The Acquiring Portfolio has satisfied the diversification and look-through requirements of Section 817(h) of the Code since its inception and will continue to satisfy such requirements at the Closing.

(g) The statement of assets and liabilities to be created by PSF for the Acquiring Portfolio as of the Valuation Time for the purpose of determining the number of Acquiring Portfolio Shares to be issued pursuant to this Plan will accurately reflect the Assets in the case of the Target Portfolio and the net asset value in the case of the Acquiring Portfolio, and outstanding shares, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis.

(h) At the Closing, the Acquiring Portfolio will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to in above, free and clear of all liens or encumbrances of any nature whatsoever, except such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

(i) Except as may be disclosed in PSF's current effective prospectus, there is no material suit, judicial action, or legal or administrative proceeding pending or threatened against the Acquiring Portfolio.

(j) There are no known actual or proposed deficiency assessments with respect to any taxes payable by the Acquiring Portfolios.

(k) The execution, delivery, and performance of this Plan have been duly authorized by all necessary actions of PSF's Board of Trustees, and this Plan constitutes a valid and binding obligation enforceable in accordance with its terms.

(l) PSF anticipates that consummation of this Plan will not cause the Acquiring Portfolio to fail to conform to the requirements of Section 817(h) at the end of each tax quarter.

6. Intentions of PSF on behalf of the Portfolios.

(a) At the Closing, PSF on behalf of the Target Portfolio, intends to have available a copy of the shareholder ledger accounts, certified by PSF's transfer agent or its President or a Vice President to the best of its or his or her knowledge and belief, for all the shareholders of record of Target Portfolio Shares as of the Valuation Time who are to become shareholders of the Acquiring Portfolio as a result of the transfer of assets that is the subject of this Plan.

(b) PSF intends to operate each Portfolio's respective business as presently conducted between the date hereof and the Closing.

(c) PSF intends that the Target Portfolio will not acquire the Acquiring Portfolio Shares for the purpose of making distributions thereof to anyone other than the Target Portfolio's shareholders.

(d) PSF on behalf of the Target Portfolio intends, if this Plan is consummated, to liquidate and dissolve the Target Portfolios.

(e) PSF intends that, by the Closing, each Portfolio's Federal and other tax returns and reports required by law to be filed on or before such date shall have been filed, and all Federal and other taxes shown as due on said returns shall have either been paid or adequate liability reserves shall have been provided for the payment of such taxes.

(f) PSF intends to mail to each shareholder of the Target Portfolio entitled to vote at the meeting of its shareholders at which action on this Plan is to be considered, in sufficient time to comply with requirements as to notice thereof, a Combined Proxy Statement and Prospectus that complies in all material respects with the applicable provisions of Section 14(a) of the Securities Exchange Act of 1934, as amended, and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

(g) PSF intends to file with the U.S. Securities and Exchange Commission a registration statement on Form N-14 under the 1933 Act relating to the Acquiring Portfolio Shares issuable hereunder ("Registration Statement"), and will use its best efforts to provide that the Registration Statement becomes effective as promptly as practicable. At the time the Registration Statement becomes effective, it will: (i) comply in all material respects with the applicable provisions of the 1933 Act, and the rules and regulations promulgated thereunder; and (ii) not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At the time the Registration Statement becomes effective, at the time of the shareholders' meeting of the Target Portfolios, and at the Closing Date, the prospectus and statement of additional information included in the Registration Statement will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

7. Conditions Precedent to be Fulfilled by PSF on behalf of the Portfolios.

The consummation of the Plan with respect to the Acquiring Portfolio and the Target Portfolio shall be subject to the following conditions:

(a) That: (i) all the representations and warranties contained herein concerning the Portfolios shall be true and correct as of the Closing with the same effect as though made as of and at such date; (ii) performance of all obligations required by this Plan to be performed by PSF on behalf of the Portfolios shall occur prior to the Closing; and (iii) PSF shall execute a certificate signed by the President or a Vice President and by the Secretary or equivalent officer to the foregoing effect.

(b) That the form of this Plan shall have been adopted and approved by the appropriate action of the Board of Trustees of PSF on behalf of the Portfolios.

(c) That the U.S. Securities and Exchange Commission shall not have issued an unfavorable management report under Section 25(b) of the 1940 Act or instituted or threatened to institute any proceeding seeking to enjoin consummation of the Plan under Section 25(c) of the 1940 Act. And, further, that no other legal, administrative or other proceeding shall have been instituted or threatened that would materially affect the financial condition of a Portfolio or would prohibit the transactions contemplated hereby.

(d) That at or immediately prior to the Closing, the Target Portfolio shall have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Target Portfolio's shareholders all of such Target Portfolio's investment company taxable income for taxable years ending at or prior to the Closing and all of its net capital gain, if any, realized in taxable years ending at or prior to the Closing (after reduction for any capital loss carry-forward).

(e) That there shall be delivered to PSF on behalf of the Portfolios an opinion from Shearman & Sterling LLP, in form and substance satisfactory to PSF, substantially to the effect that the transactions contemplated by this Plan should constitute a tax-free transaction for federal income tax purposes. Such opinion shall contain the conclusion that the transfer by the Target Portfolio of all of its assets to the Acquiring Portfolio, in exchange solely for Acquiring Portfolio Shares, the assumption by the Acquiring Portfolio of all of the liabilities of the Target Portfolio, and the distribution of the Acquiring Portfolio Shares to the shareholders of the Target Portfolio in complete liquidation of the Target Portfolio, should be tax-free to the shareholders of the Target Portfolio.

In giving the opinion set forth above, counsel may state that it is relying on certificates of the officers of PSF with regard to matters of fact.

(f) That the Registration Statement with respect to the Acquiring Portfolio Shares to be delivered to the Target Portfolio's shareholders in accordance with this Plan shall have become effective, and no stop order suspending the effectiveness of the Registration Statement or any amendment or supplement thereto, shall have been issued prior to the Closing Date, or shall be in effect at Closing, and no proceedings for the issuance of such an order shall be pending or threatened on that date.

(g) That the Acquiring Portfolio Shares to be delivered hereunder shall be eligible for sale by the Acquiring Portfolio with each state commission or agency with which such eligibility is required in order to permit the Acquiring Portfolio Shares lawfully to be delivered to each shareholder of the Target Portfolio.

8. Expenses.

(a) PSF represents and warrants that there are no broker or finders' fees payable by it in connection with the transactions provided for herein.

(b) The expenses of entering into and carrying out the provisions of this Plan shall be borne by the Target Portfolio.

9. Termination; Postponement; Waiver; Order.

(a) Anything contained in this Plan to the contrary notwithstanding, this Plan may be terminated and abandoned at any time (whether before or after approval thereof by the shareholders of an Target Portfolio) prior to the Closing, or the Closing may be postponed by PSF on behalf of a Portfolio by resolution of the Board of Trustees of PSF if circumstances develop that, in the opinion of the Board, make proceeding with the Plan inadvisable.

(b) If the transactions contemplated by this Plan have not been consummated by December 31, 2009, the Plan shall automatically terminate on that date, unless a later date is agreed to by the officers of PSF on behalf of the relevant Portfolios.

(c) In the event of termination of this Plan pursuant to the provisions hereof, the Plan shall become void and have no further effect with respect to the Acquiring Portfolio or Target Portfolio, and neither PSF, the Acquiring Portfolio nor the Target Portfolio, nor the trustees, officers, agents or shareholders shall have any liability in respect of this Plan.

(d) At any time prior to the Closing, any of the terms or conditions of this Plan may be waived by the party who is entitled to the benefit thereof by action taken by PSF's Board of Trustees if, in the judgment of such Board of Trustees, such action or waiver will not have a material adverse affect on the benefits intended under this Plan to its shareholders, on behalf of whom such action is taken.

(e) If any order or orders of the U.S. Securities and Exchange Commission with respect to this Plan shall be issued prior to the Closing and shall impose any terms or conditions that are determined by action of the Board of Trustees of PSF on behalf of the Portfolios to be acceptable, such terms and conditions shall be binding as if a part of this Plan without further vote or approval of the shareholders of the Target Portfolios, unless such terms and conditions shall result in a change in the method of computing the number of Acquiring Portfolio Shares to be issued a Target Portfolio, in which event, unless such terms and conditions shall have been included in the proxy solicitation material furnished to the shareholders of the Target Portfolio prior to the meeting at which the transactions contemplated by this Plan shall have been approved, this Plan shall not be consummated and shall terminate, unless PSF on behalf of the Target Portfolio shall call a special meeting of shareholders at which such conditions so imposed shall be submitted for approval.

10. Entire Plan and Amendments.

This Plan embodies the entire plan of PSF on behalf of the Portfolios, and there are no agreements, understandings, restrictions, or warranties between the parties other than those set forth or provided for herein. This Plan may be amended only by PSF. Neither this Plan nor any interest herein may be assigned without the prior written consent of PSF on behalf of the Portfolio corresponding to the Portfolio making the assignment.

11. Notices.

Any notice, report, or demand required or permitted by any provision of this Plan shall be in writing and shall be deemed to have been given if delivered or mailed, first class postage prepaid, addressed to PSF at Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102, Attention: Secretary.

12. Governing Law.

This Plan shall be governed by and carried out in accordance with the laws of the State of Delaware without regard to its conflict of laws principles.

IN WITNESS WHEREOF, each party has executed this Plan by its duly authorized officers, all as of the date and year first written above.

THE PRUDENTIAL SERIES FUND on behalf of the Acquiring Portfolios listed in Schedule A

/s/ John P. Schwartz	/s/ Stephen Pelletier

Attest: John P. Schwartz	By: Stephen Pelletier Title: President

THE PRUDENTIAL SERIES FUND on behalf of the Target Portfolios listed in Schedule A

/s/ John P. Schwartz	/s/ Stephen Pelletier

Attest: John P. Schwartz	By: Stephen Pelletier Title: President

EXHIBIT B TO PROSPECTUS/PROXY STATEMENT

[Prospectus for the High Yield Bond Portfolio of The Prudential Series Fund, dated May 1, 2009]

STATEMENT OF ADDITIONAL INFORMATION

Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102-4077

Dated August 24, 2009

Reorganization of the SP PIMCO High Yield Portfolio
into the High Yield Bond Portfolio, each a series of The Prudential Series Fund

This Statement of Additional Information (the "SAI") expands upon and supplements information contained in the combined Proxy Statement of the SP PIMCO High Yield Portfolio (the "PIMCO Portfolio") and the Prospectus of the High Yield Bond Portfolio, (the "High Yield Portfolio" and together with the PIMCO Portfolio, the "Portfolios"), dated August 24, 2009 (such combined Proxy Statement and Prospectus being referred to herein as the "Prospectus/Proxy Statement"). Capitalized terms used herein and not otherwise defined herein shall have the meanings given to them in the Prospectus/Proxy Statement.

This SAI relates specifically to the proposed transfer of all of the PIMCO Portfolio's assets to the High Yield Portfolio in exchange for the High Yield Portfolio's assumption of all of the PIMCO Portfolio's liabilities and the High Yield Portfolio's issuance to the PIMCO Portfolio of shares of beneficial interest in the High Yield Portfolio (the "High Yield Portfolio Shares"). The High Yield Portfolio Shares received by the PIMCO Portfolio will have an aggregate net asset value that is equal to the aggregate net asset value of the PIMCO Portfolio shares that are outstanding immediately prior to such reorganization transaction. The Reorganization transaction also provides for the distribution by the PIMCO Portfolio, on a pro rata basis, of such High Yield Portfolio Shares to its beneficial owners in complete liquidation of such PIMCO Portfolio. A vote in favor of the Plan by the shareholders of the PIMCO Portfolio will constitute a vote in favor of the liquidation of the PIMCO Portfolio and the termination of the PIMCO Portfolio as a separate series of the Fund.

This SAI consists of this Cover Page, information on investment restrictions, and the Statement of Additional Information of the Fund, dated May 1, 2009, which is incorporated herein by reference (which means that those portions are legally part of this SAI).

This SAI is not a Prospectus; you should read this SAI in conjunction with the Prospectus/Proxy Statement, which relates to the above-referenced reorganization transaction. You can request a copy of the Prospectus/Proxy Statement by calling 1-888-778-2888 or by writing to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102. In addition, a copy of the Prospectus/Proxy Statement is available at the Fund's website at http://preview.prudential.com/view/page/public/12669. The Securities and Exchange Commission ("SEC") maintains a website (www.sec.gov) that contains the SAI and other material incorporated by reference and considered part of this Prospectus/Proxy Statement, together with other information regarding the Fund.

STATEMENT OF ADDITIONAL INFORMATION
TABLE OF CONTENTS

S-3	INVESTMENT RESTRICTIONS

S-5	PRO FORMA FINANCIAL STATEMENTS

S-5	ATTACHMENTS TO SAI

INVESTMENT RESTRICTIONS

The fundamental investment restrictions for the High Yield Bond Portfolio are substantially similar to the fundamental investment restrictions for the SP PIMCO High Yield Portfolio.

Fundamental and Non-Fundamental Investment Restrictions Applicable to the Portfolios:

Set forth below are certain investment restrictions applicable to the Portfolios. Fundamental restrictions may not be changed without a Board approval and the approval of a majority of the outstanding voting securities of a Portfolio, as defined by the 1940 Act. For purposes of the 1940 Act, a majority of a Portfolio's outstanding voting securities is the lesser of (i) 67% of a Portfolio's outstanding voting securities represented at a meeting at which more than 50% of the Portfolio's outstanding voting securities are present in person or represented by proxy, or (ii) more than 50% of a Portfolio's outstanding voting securities. Non-fundamental investment restrictions may be changed by the Board without shareholder approval.

As a matter of fundamental policy the Portfolios may not:

1.  Buy or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported or secured by interests in real estate are not subject to this limitation, and except that the Portfolios may exercise rights relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner. Neither Portfolio will buy or sell commodities or commodity contracts, except that a Portfolio may, consistent with its investment style, purchase and sell financial futures contracts and options thereon. For purposes of this restriction, futures contracts on currencies and on securities indices and forward foreign currency exchange contracts are not deemed to be commodities or commodity contracts.

2.  Purchase securities on margin (but a Portfolio may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by a Portfolio of initial or maintenance margin in connection with otherwise permissible futures or options is not considered the purchase of a security on margin. Neither Portfolio will issue senior securities, borrow money or pledge assets, except as permitted by the 1940 Act and rules thereunder, or by exemptive order, SEC release, no-action letter, or similar relief or interpretations. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed-delivery basis, reverse repurchase agreements, short sales, derivative and hedging transactions and collateral arrangements with respect thereto, and obligations of the Fund to Directors pursuant to deferred compensation agreements are not deemed to be a pledge of assets or the issuance of a senior security.

3.  Make loans, except through loans of assets of a Portfolio, repurchase agreements, trade claims, loan participations or similar investments, or as permitted by the 1940 Act and rules thereunder, or by exemptive order, SEC release, no-action letter or similar relief or interpretations. Provided that for purposes of this limitation, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or instruments similar to any of the foregoing will not be considered the making of a loan.

4.  Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

5.  Purchase securities of a company in any industry if, as a result of the purchase, a Portfolio's holdings of securities issued by companies in that industry would exceed 25% of the value of the Portfolio, except that this restriction does not apply to purchases of obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities or issued by domestic banks. For purposes of this restriction, neither finance companies as a group nor utility companies as a group are considered to be a single industry and will be grouped instead according to their services; for example, gas, electric, and telephone utilities will each be considered a separate industry. For purposes of this exception, domestic banks shall include all banks which are organized under the laws of the United States or a state (as defined in the 1940 Act), U.S. branches of foreign banks that are subject to the same regulations as U.S. banks and foreign branches of domestic banks (as permitted by the SEC). 10. Invest more than 15% of its net assets in illiquid securities. (The Money Market Portfolio will not invest more than 10% of its net assets in illiquid securities.) For purposes of this restriction, illiquid securities are those deemed illiquid pursuant to SEC regulations and guidelines, as they may be revised from time to time.

Consistent with item 2 above, the Fund has entered into a $500 million revolving credit facility with other Prudential mutual funds to facilitate redemptions if necessary. This credit facility, which was entered into on October 27, 2006, is an arrangement with PNC Bank, National Association and The Bank of New York. Whenever any fundamental investment policy or restriction states a maximum percentage of a Portfolio's assets, it is intended that if the percentage limitation is set at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy.

Whenever any fundamental investment policy or restriction states a maximum percentage of a Portfolio's assets, it is intended that if the percentage limitation is set at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy.

As a matter of non-fundamental policy, the Portfolios may not:

1.  Except as part of a merger, consolidation, acquisition, or reorganization, invest more than 5% of the value of its total assets in the securities of any one investment company or more than 10% of the value of its total assets, in the aggregate, in the securities of two or more investment companies, or acquire more than 3% of the total outstanding voting securities of any one investment company. Provided, however, that any Portfolio may invest in the securities of one or more investment companies to the extent permitted by the 1940 Act and rules thereunder, or by exemptive order, SEC release, no-action letter or similar relief or interpretations.

2.  Pledge or mortgage assets, except that no more than 10% of the value of any Portfolio may be pledged (taken at the time the pledge is made) to secure authorized borrowing and except that a Portfolio may enter into reverse repurchase agreements. Collateral arrangements entered into with respect to futures and forward contracts and the writing of options are not deemed to be the pledge of assets. Collateral arrangements entered into with respect to interest rate swap agreements are not deemed to be the pledge of assets.

3.  Invest more than 15% of its net assets in illiquid securities. For purposes of this restriction, illiquid securities are those deemed illiquid pursuant to SEC regulations and guidelines, as they may be revised from time to time.

Additional Non-Fundamental Investment Policies.

High Yield Bond Portfolio may not:

1.  Invest in any non-fixed income equity securities, including warrants, except when attached to or included in a unit with fixed income securities, but not including preferred stock.

2.  Invest more than 20% of the market or other fair value of its total assets in United States currency denominated issues of foreign governments and other foreign issuers; or invest more than 10% of the market or other fair value of its total assets in securities which are payable in currencies other than United States dollars. The Portfolio will not engage in investment activity in non-U.S. dollar denominated issues without first obtaining authorization to do so from the Fund's Board.

3.  Sell securities short above 25% of its net assets.

4.  Enter into reverse repurchase agreements if, as a result, the Portfolio's obligations with respect to reverse repurchase agreements would exceed 30% of the Portfolio's net assets (defined to mean total assets at market value less liabilities other than reverse repurchase agreements).

SP PIMCO High Yield Portfolio may not:

1.  Sell securities short above 33% of its net assets.

2.  Enter into reverse repurchase agreements if, as a result, the Portfolio's obligations with respect to reverse repurchase agreements would exceed 10% of the Portfolio's net assets (defined to mean total assets at market value less liabilities other than reverse repurchase agreements).

PRO FORMA FINANCIAL STATEMENTS

In accordance with Part B, Item 14(a) of Form N-14, pro forma financial statements reflecting consummation of the Reorganization have not been prepared since, as of June 30, 2009, the net asset value of the PIMCO Portfolio did not exceed 10% of the net asset value of the High Yield Portfolio.

ATTACHMENTS TO SAI

The Statement of Additional Information of the Fund, dated May 1, 2009 (the "Fund SAI"), is incorporated herein by reference. The Fund SAI will be provided to all shareholders requesting this document.

The Fund's Annual Report to Shareholders for the period ended December 31, 2008 is incorporated herein by reference. The Annual Report contains: (i) the audited financial statements and accompanying notes for the fiscal year ended December 31, 2008 and the independent auditors' report thereon, dated February 18, 2009, of the High Yield Portfolio and (ii) the audited financial statements and accompanying notes for the fiscal year ended December 31, 2008 and the independent auditors' report thereon, dated February 26, 2009, of the PIMCO Portfolio. Such Annual Report will be provided to all shareholders requesting this document.